SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.___)


Filed by the Registrant   _X_

Filed by a Party other than the Registrant   ___

Check the appropriate box:

___   Preliminary Proxy Statement           ___   Confidential, for Use of
                                                  the Commission Only (as
                                                  permitted by Rule
                                                  14a-6(e)(2)

_X_   Definitive Proxy Statement

___   Definitive Additional Materials

___   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE SOUTHERN COMPANY
              (Name of the Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

_X_ $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2) of
Schedule 14A.

___ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

___ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
- --------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- --------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------

(5) Total fee paid:
- --------------------------------------------------------------

___   Fee paid previously with preliminary materials.

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount Previously Paid:
- --------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
- --------------------------------------------------------------

(3) Filing Party:
- --------------------------------------------------------------

(4) Date Filed:
- --------------------------------------------------------------

[LOGO OF SOUTHERN COMPANY APPEARS HERE]
- --------------------------------------------------------------------------------
NOTICE OF 1995
ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

TIME: 10:00 a.m. (EDT)
Wednesday, May 24, 1995

PLACE: Savannah Civic Center
221 West Oglethorpe Avenue
Savannah, Georgia

- --------------------------------------------------------------------------------

To save the expense of a follow-up mailing, please mark, date, and sign your form of proxy and promptly return it in the postage-paid envelope. If you plan to attend the meeting, please check the appropriate box on the form of proxy and additional information regarding the meeting will be sent to you.


[RECYCLED PAPER LOGO APPEARS HERE]

                                         [LOGO OF SOUTHERN COMPANY APPEARS HERE]

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS -- MAY 24, 1995

Dear Stockholder:

  The Annual Meeting of Stockholders of THE SOUTHERN COMPANY will be held at the Savannah Civic Center, 221 West Oglethorpe Avenue, Savannah, Georgia on Wednesday, May 24, 1995, at 10:00 a.m. (EDT), for the following purposes:

  (1) Electing 14 members of the board of directors;

  (2) Ratifying the appointment of Arthur Andersen LLP as independent auditors for 1995;

  (3) Approving the Outside Directors Stock Plan for Subsidiaries of The Southern Company;

  (4) Approving amendments to The Southern Company Productivity Improvement Plan for Executive Officers;

  (5) Approving amendments to The Southern Company Executive Stock Plan;

  (6) Considering and voting upon a stockholder proposal, if presented at the meeting, as described in Item 6 in the attached proxy statement; and

  (7) Transacting such other business as may properly come before the meeting or any adjournments thereof.

  Your vote is important. Please mark, date, sign, and promptly return the en-closed form of proxy in the enclosed postage-paid envelope. If you attend the annual meeting, you may revoke this proxy by voting in person.

  Only stockholders of record at the close of business on March 27, 1995, are entitled to vote at the meeting.

By Order of the Board of Directors,

Tommy Chisholm
Secretary

Atlanta, Georgia
April 10, 1995

                             THE SOUTHERN COMPANY
                           64 PERIMETER CENTER EAST
                            ATLANTA, GEORGIA 30346

                                PROXY STATEMENT

GENERAL INFORMATION

  This proxy statement and the accompanying form of proxy are being furnished to stockholders in connection with the solicitation of proxies by the board of directors of The Southern Company (the "Company") for use at its 1995 Annual Meeting of Stockholders to be held on Wednesday, May 24, 1995, at 10:00 a.m.
(EDT) in Savannah, Georgia. It is proposed that this proxy statement and ac-companying form of proxy first will be sent to the Company's stockholders on or about April 10, 1995.

  The shares represented by your proxy will be voted in accordance with your directions if the proxy is properly signed and returned to the Company before the meeting. Each share is entitled to one vote, except that voting for direc-tors may be cumulative (i.e., in voting for directors each stockholder may multiply the number of shares stated on the form of proxy by the number of di-rectors to be elected and then cast the resulting number of votes among the nominees as desired). Your proxy may be revoked by written request that is re-ceived by the secretary of the Company before the annual meeting. If you wish, you may revoke your proxy at the meeting by voting in person.

  At the annual meeting, abstentions will be treated as present for purposes of determining a quorum and shares held by a broker that the broker fails to vote will not be treated as present for purposes of a quorum. Abstentions and broker "nonvotes" will not be counted either for or against any item submitted for vote.

  The board of directors set March 27, 1995, as the record date for the deter-mination of stockholders entitled to notice of and to vote at the 1995 Annual Meeting of Stockholders. On the record date, there were outstanding 665,154,977 shares of common stock, and, to the knowledge of management, no person had beneficial ownership of more than five percent of the outstanding shares.

1. ELECTION OF DIRECTORS

  The proxies, named on the enclosed form of proxy, intend to vote each prop-erly executed proxy for the election of the listed nominees as directors for the ensuing year or until their successors are elected and qualified, unless you specify otherwise. If any nominee becomes unable to stand for election, the proxies will be voted for a substitute nominee or nominees named by the board and for the remaining nominees. The board of directors has no reason to expect that this will occur.

  The affirmative vote of a plurality of shares present and entitled to vote is required for the election of directors.

John C. Adams

Mr. Adams, 55, is chairman, president, and chief executive officer of Russell Corporation, designers, manufacturers, and marketers of apparel and fabrics. He served as senior vice president of sales operations for Russell Corporation from 1989 to 1991; president and chief operations officer from 1991 to 1992; and president and chief executive officer from 1992 to 1993, when he was ap-pointed to his current position. He is a director of First National Bank of Alexander City, Alabama and Aliant Corporation.

A. D. Correll

Mr. Correll, 53, is chairman of the board and chief executive officer of Geor-gia-Pacific Corporation, manufacturers and distributors of building products, pulp, and paper. He served as senior vice president of Georgia-Pacific Corpora-tion from 1988 to 1989; executive vice president of Georgia-Pacific Corporation from 1989 to 1991; president and chief operating officer of Georgia-Pacific Corporation from 1991 to May, 1993; and president and chief executive officer of Georgia-Pacific Corporation from May, 1993 to December, 1993, when he was appointed to his current position. He is a director of Georgia-Pacific Corpora-tion, Trust Company Bank, and Trust Company of Georgia. He was elected director of the Company in 1994.

A. W. Dahlberg

Mr. Dahlberg, 54, is chairman of the board, president, and chief executive of-ficer of the Company and chairman of the executive committee of Southern Com-pany Services, Inc. Prior to 1994, he was president and chief executive officer of Georgia Power Company. He is a director of Alabama Power Company, Georgia Power Company, SEI Holdings, III, Inc., Southern Company Services, Inc., South-ern Electric International, Inc., Southern Nuclear Operating Company, Inc., Equifax, Inc., Protective Life Corporation, Trust Company Bank, and Trust Com-pany of Georgia. He was elected director of the Company in 1985.

Paul J. DeNicola

Mr. DeNicola, 46, is president and chief executive officer of Southern Company Services, Inc. and executive vice president of the Company. He was president and chief executive officer of Mississippi Power Company from May, 1989 to April, 1991 and executive vice president of Southern Company Services, Inc. from April, 1991 to January, 1994, when he was appointed to his current posi-tion. He is a director of Gulf Power Company, Mississippi Power Company, Savan-nah Electric and Power Company, SEI Holdings, Inc., Southern Communications Services, Inc., Southern Company Services, Inc., Southern Electric Internation-al, Inc., Southern Electric Wholesale Generators, Inc., Southern Nuclear Oper-ating Company, Inc., and The Southern Development and Investment Group, Inc. He was elected director of the Company in 1989.

Jack Edwards

Mr. Edwards, 66, is a partner of Hand, Arendall, Bedsole, Greaves & Johnston, attorneys. He is a director of Dravo Corporation, HOLNAM Inc., and Northrop Corporation. He was elected director of the Company in 1987.

H. Allen Franklin

Mr. Franklin, 50, is president and chief executive officer of Georgia Power Company, president of Piedmont-Forrest Corporation, and executive vice presi-dent of the Company. Prior to 1994, he was president and chief executive offi-cer of Southern Company Services, Inc. He is a director of Georgia Power Compa-ny, Piedmont-Forrest Corporation, SEI Holdings, Inc., Southern Company Servic-es, Inc., Southern Electric Generating Company, Southern Electric Internation-al, Inc., Southern Electric Wholesale Generators, Inc., Southern Nuclear Oper-ating Company, Inc., and SouthTrust Corporation. He was elected director of the Company in 1988.

Bruce S. Gordon

Mr. Gordon, 48, is group president of Bell Atlantic Network Services, Inc., telecommunications and computer equipment services. Prior to 1993, he served as vice president of marketing and sales of Bell Atlantic Network Services, Inc. He is a director of Barfield Companies and was elected director of the Company in 1994.

L. G. Hardman, III

Mr. Hardman, 55, is chairman of the board and chief executive officer of First Commerce Bancorp, Inc.; chairman of the board of the First National Bank of Commerce, Georgia; and chairman of the board, president, and treasurer of Har-mony Grove Mills, Inc. He is a director of Georgia Power Company and was elected director of the Company in 1986.

Elmer B. Harris

Mr. Harris, 55, is president and chief executive officer of Alabama Power Com-pany, president of Alabama Property Company and Southern Electric Generating Company, and executive vice president of the Company. He is a director of Ala-bama Power Company, Alabama Property Company, Southern Company Services, Inc., Southern Electric Generating Company, Southern Nuclear Operating Com-pany, Inc., AmSouth Bancorporation, and AmSouth Bank, N.A. He was elected director of the Company in 1989.

William A. Parker, Jr.

Mr. Parker, 67, is chairman of the board of Seminole Investment Company, L.L.C., private investments in land, securities, and warehouses. He is a direc-tor of Georgia Power Company, Atlantic Realty Company, Genuine Parts Company, Haverty Furniture Companies, Inc., ING North America Insurance Company, Life Insurance Company of Georgia, and Post Properties, Inc. He was elected director of the Company in 1973.

William J. Rushton, III

Mr. Rushton, 64, is chairman emeritus of Protective Life Corporation, an insur-ance concern. Prior to 1994, he was chairman of the board of Protective Life Corporation. He is a director of Alabama Power Company, AmSouth Bancorporation, AmSouth Bank, N.A., and Protective Life Corporation. He was elected director of the Company in 1971.

Gloria M. Shatto

Dr. Shatto, 63, is president of Berry College, Mount Berry, Georgia. She is a director of Georgia Power Company, Becton Dickinson & Company, Kmart Corpora-tion, and Texas Instruments Incorporated. She was elected director of the Com-pany in 1984.

Gerald J. St. Pe

Mr. St. Pe, 55, is president of Ingalls Shipbuilding, Inc. division of Litton Industries, Inc., and senior vice president of Litton Industries, Inc. He is a director of Mississippi Power Company and Merchants and Marine Bank.

Herbert Stockham

Mr. Stockham, 66, is chairman of the board of Stockham Valves & Fittings, Inc., manufacturers of pipe fittings and valves. He is a director of Behavioral Health Systems, Inc., SouthTrust Corporation, and Stockham Valves & Fittings, Inc. He was elected director of the Company in 1978.

  Each nominee has served in his or her present position for at least the past five years, unless otherwise noted.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL NO. 1.

ADDITIONAL INFORMATION

STOCK OWNERSHIP

  The following table shows the number of shares of the Company's common stock and preferred stock of subsidiary companies owned by the directors, nominees, and executive officers as of December 31, 1994. It is based on information fur-nished to the Company by the directors, nominees, and executive officers. The shares owned by all directors, nominees, and executive officers as a group con-stitute less than one percent of the total number of shares of the respective classes outstanding as of December 31, 1994.

                                                          NUMBER OF SHARES
                           TITLE OF SECURITY         BENEFICIALLY OWNED (1) (2)
                           -----------------         --------------------------
 John C. Adams             Southern Company common
                           stock...................             3,000
 Edward L. Addison         Southern Company common
                           stock...................           313,008
 William P. Copenhaver     Southern Company common
                           stock...................             2,906
 A. D. Correll             Southern Company common
                           stock...................             1,124
 A. W. Dahlberg            Southern Company common
                           stock...................            92,736
 Paul J. DeNicola          Southern Company common
                           stock...................            41,269
 Jack Edwards              Southern Company common
                           stock...................             3,102
 H. Allen Franklin         Southern Company common
                           stock...................            61,231
 Bruce S. Gordon           Southern Company common
                           stock...................                42
 L. G. Hardman, III        Southern Company common
                           stock...................             6,779
 Elmer B. Harris           Southern Company common
                           stock...................           104,175
 Earl D. McLean, Jr.       Southern Company common
                           stock...................            14,451
 William A. Parker, Jr.    Southern Company common
                           stock...................            26,254
                           Georgia Power Company
                           preferred stock.........                 2
 William J. Rushton, III   Southern Company common
                           stock...................             6,201
                           Alabama Power Company
                           preferred stock.........                20
 Gloria M. Shatto          Southern Company common
                           stock...................            13,351
                           Georgia Power Company
                           preferred stock.........             1,200
 Gerald J. St. Pe          Southern Company common
                           stock...................            16,043
 Herbert Stockham          Southern Company common
                           stock...................             6,117
 Directors, Nominees, and
 Executive Officers of the
 Company as a Group        Southern Company common
 (18 persons)              stock...................           868,034
                           Subsidiary companies
                           preferred stock.........             1,222

- ----------

  (1) "Beneficial ownership" means the sole or shared power to vote, or to di-rect the voting of, a security and/or investment power with respect to a secu-rity.
  (2) The shares shown include shares of common stock of which certain direc-tors and executive officers have the right to acquire beneficial ownership within 60 days pursuant to The Southern Company Executive Stock Plan, as fol-lows: Mr. Addison, 230,025 shares; Mr. Dahlberg, 45,847 shares; Mr. DeNicola, 12,139 shares; Mr. Franklin, 40,383 shares; Mr. Harris, 58,867 shares; and all directors, nominees, and executive officers of the Company as a group, 446,677 shares. Also included are shares of the Company's common stock held by the spouses of the following directors: Mr. Addison, 1,424 shares; Mr. Copenhaver, 700 shares; Mr. Edwards, 255 shares; Mr. Hardman, 100 shares; Mr. Harris, 310 shares; Mr. Parker, 48 shares; and Dr. Shatto, 11,157 shares. Also included are 1,200 shares of Georgia Power Company preferred stock owned by Dr. Shatto's spouse. Each director disclaims any interest in these shares owned by their spouses.

CERTAIN TRANSACTIONS

  During 1994, Alabama Power Company and Southern Company Services, Inc. on be-half of Protective Life Insurance Company collected premiums through payroll deductions of $715,595 from their respective employees electing to purchase various types of insurance policies from Protective Life. Mr. Rushton owns an interest in and serves as chairman emeritus and director of Protective Life Corporation, holding company for Protective Life Insurance Company. Messrs. Ad-dison and Dahlberg also are directors of Protective Life Corporation. During 1994, Alabama Power Company paid Hand, Arendall, Bedsole, Greaves & Johnston $198,342 for legal services. Mr. Edwards is a partner of Hand, Arendall, Bedsole, Greaves & Johnston. During 1994, Alabama Power Company and Southern Company Ser- vices, Inc. paid Bell Atlantic Network Services, Inc. $422,026 for monthly maintenance fees on printers and terminals. Mr. Gordon is group presi-dent of Bell Atlantic Network Services, Inc. During 1995, the Company paid Ed-ward L. Addison $161,703 for consulting services. Mr. Addison served as chair-man, chief executive officer, and director of the Company until March 1, 1995. The Company believes that these transactions have been on terms representing competitive market prices that are no less favor-able than those available from others.

CORPORATE GOVERNANCE

  The Southern Company is organized as a holding company managed by a core group of officers and governed by a board of directors that has been set at 14. The nominees for election as directors consist of 10 nonemployees, eight of whom currently are serving as directors, and four officers.

  The board of directors met eight times in 1994. Its five standing committees met a total of 26 times. The average attendance of all directors for the board and committee meetings was 98 percent, with Mr. Parker attending 72 percent of the board and applicable committee meetings.

  With the exception of the Executive Committee of which the Company's chairman of the board and president is a member and serves as its chairman, all standing committee members and chairmen are nonemployee directors.

CERTAIN COMMITTEES

AUDIT COMMITTEE -- The members of the Audit Committee are Mr. Edwards, chair-man, Mr. Copenhaver, Mr. Gordon, and Mr. Stockham. Mr. Copenhaver will retire May 24, 1995. The Audit Committee met seven times in 1994. The Audit Committee annually reviews and recommends the selection of the Company's independent au-ditor and reviews the auditing firm's fees and the scope and timing of audits. The Committee reviews the independent auditor's report or opinion on the Company's financial statements, significant changes in accounting principles and practices, significant proposed adjustments, and any unresolved disagree-ments with management concerning accounting or disclosure matters. The Commit-tee also oversees the Company's internal accounting and financial controls and annual internal audit plan and activities. The Audit Committee regularly re-ports its recommendations and findings to the full board of directors.

COMPENSATION COMMITTEE -- The members of the Compensation Committee are Mr. Copenhaver, chairman, Mr. Hardman, Mr. Parker, and Mr. Stockham. Mr. Copenhaver will retire on May 24, 1995. The Compensation Committee met seven times in 1994. The Compensation Committee reviews the performance of the chairman of the board and the president of the Company and recommends to the board their com-pensation under the base salary plan, the Performance Pay Plan, and the Produc-tivity Improvement Plan for Executive Officers. It also reviews and makes rec-ommendations to the board on directors' compensation and on certain compensation and benefit programs applicable to the Company's subsidiaries and administers The Southern Company Executive Stock Plan and the Outside Directors Stock Plan.

NOMINATING COMMITTEE -- The members of the Nominating Committee are Mr. Hard-man, chairman, Mr. Edwards, Mr. Rushton, and Dr. Shatto. The Nominating Commit-tee met five times in 1994. This committee identifies and recommends to the board of directors the nominees for election to the board. The Nominating Com-mittee expects normally to identify from its own resources the names of quali-fied nominees but will accept from stockholders recommendations of individuals to be considered as nominees. Stockholder recommendations, together with a de-scription of the proposed nominee's qualifications, relevant biographical in-formation, and the proposed nominee's signed consent to serve, should be sub-mitted in writing to the secretary of the Company and received by that office by December 13, 1995. The determination of nominees recommended to the board by the Nominating Committee is within the sole discretion of the committee, and the final selection of the board's nominees is within the sole discretion of the board of directors.

COMPENSATION OF DIRECTORS

  Each nonemployee director of the Company is paid an annual retainer fee of $30,000 of which at least $5,000 is paid in Company common stock. A meeting fee of $1,000 is paid for each meeting of the board of directors attended and for each committee meeting attended. Also, each nonemployee committee chairman is paid an annual retainer fee of $5,000. All or a portion of the fees payable in cash may be deferred until membership on the board is terminated. Dr. Shatto also was paid $1,000 for service on the Southern Company College board of advi-sors.

  The Company also provides retirement benefits to nonemployee directors who are credited with a minimum of 60 months of service on the board of directors of one or more System companies, under The Southern Company Outside Directors Pension Plan. Eligible directors are entitled to benefits upon retirement from the board if retirement is within five years of their normal retirement date. The annual benefit payable is based upon length of service and varies from 75 percent to 100 percent of the annual retainer fee, excluding any committee re-tainer fee, in effect on the date of retirement. Generally, payments continue for the greater of the lifetime of the participant or 10 years.

EXECUTIVE COMPENSATION

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The following report of the Compensation Committee (the "committee") dis-cusses generally the committee's executive compensation objectives and policies and their relationship to corporate performance in 1994. Also, the report spe-cifically discusses the committee's bases for compensation in 1994 of the Company's chairman of the board and chief executive officer (the "chairman"), as reported in the Summary Compensation Table following this report.

EXECUTIVE COMPENSATION OBJECTIVES AND POLICIES

  The committee's objective is to provide a competitive compensation program with appropriate incentives for superior corporate performance, thereby provid-ing a strong and direct link between corporate performance and pay. Performance is defined in several ways, as more fully discussed below, each of which has relevance to the Company's success in the short term, long term, or both. Addi-tionally, executive compensation is variable so that higher performance leads to higher pay and lower performance results in lower pay.

  Total executive compensation (base salary plus incentive compensation) is compared with that of a group of electric and gas utility companies with simi-lar market and operating characteristics and within a comparable size range. Currently, each company in that group has annual revenues of $3 billion and higher. All but one of these companies are included in the 24 companies that make up the Standard & Poor's Electric Utility Index, the peer group in the five-year performance graph. The committee targets total executive pay levels at the median of this selected group of companies. This is accomplished through a mix of base compensation and short- and long-term incentive compensation. Higher corporate performance, based on various performance measures described below, can result in increased incentive compensation that in turn results in total compensation that is higher than the target. Lower performance results in lower incentive compensation and, therefore, compensation that is lower than the median level of the selected group of companies. If certain performance thresholds are not reached, no incentive compensation is paid.

EXECUTIVE COMPENSATION COMPONENTS

  Total executive compensation, as reported in the Summary Compensation Table, consists of three primary components: base salary, short-term incentive compen-sation (annual performance bonus), and long-term incentive compensation.

  BASE SALARY. Base salary levels, including the chairman's, are largely deter-mined by comparison with salaries of other gas and electric utility companies of comparable size, as reported in market surveys prepared by independent, out-side consultants. All but one of these companies are included in the 24 compa-nies that comprise the Standard & Poor's Electric Utility Index. A salary range above and below the median salary reported in such surveys is established. Base salary increases are based on individual job performance and set within the es-tablished competitive salary range. Base salary also can be increased based on a significant increase in job responsibilities. In 1994, base salary increases (including promotions) for the executive officers, including the chairman, were within the range of increases for all regular employees. The chairman's base salary level was above the median in 1994; the named executive officers' base salary levels were at or below the median.

  ANNUAL PERFORMANCE BONUS. All regular employees of the Company's subsidiaries not part of a collective bargaining unit are eligible to receive an annual per-formance bonus under the Company's Performance Pay Plan.

  Amounts paid to executive officers for 1994 performance were based on the achievement of corporate performance goals and individual objectives. Corporate performance goals are designed to improve operating results in the areas of earnings (return on common equity), competitive cost of electricity, and cus-tomer satisfaction. Individual objectives are goals and initiatives that link the corporate performance goals and the Company's strategic direction. The com-mittee believes that achievement of these goals is essential for the Company's continued success and sustained financial performance. The plan provides that in the discretion of the chief executive officer of the Company, extraordinary expenses or income may be excluded for the purpose of calculating the amount available for the payment of awards.

  A target performance level is set for each goal. Awards paid are based on performance relative to the established target. Performance above the target level results in proportionately higher payout. Likewise, performance below the target results in proportionately lower payout. No awards are made if perfor-mance is below a threshold level or if a minimum earnings level is not achieved. Also, no awards are made if the Company's current earnings are insuf-ficient to fund its common stock dividend at the same level as the prior year.

  The earnings target requires the Company's return on common equity to rank above the median of a large group (approximately 100) of investor-owned elec-tric utility companies -- the companies with which the Company competes for in-vestors -- with a longer term target to rank in the highest quartile of this group of companies. All of the companies in the Standard & Poor's Electric Utility Index are included in this group. The Company's position was in the top of the second highest quartile for 1994. For purposes of determining the level of performance under the return on common equity goal, certain one-time costs associated with the reorganization of subsidiaries of the Company were exclud-ed, placing the Company in the top quartile. The competitive cost of electric-ity target requires the Company to establish and keep cost of service in the lowest quartile of 16 electric utilities in the southeastern United States --
 the primary companies with which the Company competes for markets -- by 1995. More than one-half of these companies are included in the Standard & Poor's electric utility index. The Company continued to cut costs aggressively and maintained its position in the second-lowest quartile in 1994 and is on track for meeting the cost of electricity target by 1995. The customer satisfaction target required the Company to make more of our "satisfied" customers -- espe-cially our largest customers -- "very satisfied." During 1994, the number of our key customers surveyed who were "very satisfied" increased by 50 percent. Corporate performance met or exceeded the target levels in all three areas in 1994, resulting in proportionately higher awards. The weight assigned the achievement of corporate performance goals in determining annual performance bonuses paid to the executive officers for 1994 performance averaged 50 percent (with the earnings goal weighted significantly higher) and the remainder at-tributable to the achievement of individual performance objectives.

  The chairman's target annual performance award opportunity for full achieve-ment of goals was 10 percent of his base salary. Of the annual performance bo-nus paid to the chairman for 1994 performance, 70 percent was based on the cor-porate performance goals of return on common equity, customer satisfaction, and cost of service, with the remainder based on individual objectives regarding leadership and strategic initiatives designed to strengthen the Company's per-formance on both a short-term and long-term basis. The committee found that, under all measurement criteria, performance met or exceeded the targets estab-lished for 1994. This resulted in an award under the plan that exceeded the target award opportunity.

  LONG-TERM INCENTIVE COMPENSATION. Long-term incentives for executive offi-cers, including the chairman, are provided through annual grants of performance awards under the Productivity Improvement Plan and annual grants of stock op-tions under the Executive Stock Plan. The committee believes that, together, these plans reflect two primary means of motivating and rewarding improvement in the long-term performance of the Company. Performance awards result in addi-tional compensation based on the Company's average return on common equity per-formance over a four-year period ranked against a group of electric utility companies located in the southeastern United States. Stock options provide gains to executives only if, in the long term, the Company's common stock price improves over the fair market value of the stock on the date options are grant-ed.

  Productivity Improvement Plan. The target set under the plan requires the Company's return on equity over the four-year performance period to rank in the top quartile of the selected group of companies. Performance at the target level results in an award of up to approximately 50 percent of the executive's salary range midpoint. Awards may range from 50 percent of the target if the Company's return on equity is in the second lowest quartile to 125 percent of the target if the Company's return on equity is the best of the selected group. No awards are paid if the Company's return on equity is in the bottom quartile or if the Company's current earnings are insufficient to fund its common stock dividend at the same level as the prior year. (See Proposal No. 4 on pages 16 and 17 of this proxy statement for information regarding proposed changes to the Productivity Improvement Plan for Executive Officers.)

  For the performance period January 1, 1991, through December 31, 1994, the Company's return on equity was the second highest of the selected group, re-sulting in awards to the executive officers, including the chairman, of 115 percent of the established target award opportunity.

  Stock Option Grants. Under the Company's Executive Stock Plan, executive of-ficers, including the chairman, are granted stock options that give them the right to purchase shares of the Company's common stock at a specified price. Stock option grants are one of the components of total executive compensation. As discussed above, total executive compensation is targeted at the median to-tal compensation paid by the selected group of large electric and gas utility companies. The estimated annualized value of the stock options granted, if targeted performance is achieved, represented approximately 10 percent of the targeted compensation levels for the last fiscal year. Neither the size of prior option grants nor the number of outstanding grants was considered in de-termining the size of the latest grants. Historically, the total number of stock options granted annually by the committee to all participants has not ex-ceeded 10 percent of the total number of shares authorized under the plan. (See Proposal No. 5 on pages 17 to 20 of this proxy statement for proposed changes to the Executive Stock Plan.)

  The committee believes that granting stock options aligns the interests of executives with those of common stockholders in two ways. First, because the exercise price of all stock options granted under the plan is equal to the fair market value on the grant date, there must be an appreciation in the price of the common stock for participants to benefit. Second, long-term performance is encouraged because options vest annually at a rate of 25 percent on the anni-versary date of the grant.

SUMMARY

  The committee's policy in setting executive compensation and in establishing the appropriate balance among fixed, short-term, and long-term compensation is designed to clearly link pay and performance. The committee believes that its executive compensation program rewards executives more as stockholders are re-warded. Total executive compensation is increasingly weighted toward long-term incentives and, therefore, toward long-term Company performance and total shareholder return. To achieve these goals, the committee frequently reviews the various pay plans and policies and modifies them as it deems necessary to continue to attract, retain, and motivate talented executives and to pay them competitively.

  The committee determined that for purposes of maintaining the deductibility of executive compensation under the Internal Revenue Code of 1986, as amended, it is necessary to amend the Productivity Improvement Plan for Executive Offi-cers. For further information on this matter, see Proposal No. 4 on pages 16 and 17 of this proxy statement.

MEMBERS OF THE COMPENSATION COMMITTEE:

W. P. Copenhaver, Chairman
L. G. Hardman, III
W. A. Parker, Jr.
H. Stockham

                           SUMMARY COMPENSATION TABLE

  The following table sets forth information concerning the Company's chairman of the board and chief executive officer and each of the other four most highly compensated executive officers of the Company serving as of December 31, 1994.

                          ANNUAL COMPENSATION     LONG-TERM COMPENSATION
                          -------------------- -----------------------------
                                                          NUMBER
                                                          OF SE-
                                                         CURITIES  LONG-TERM
                                                 OTHER   UNDERLY-  INCENTIVE
                                                ANNUAL   ING STOCK   PLAN     ALL OTHER
NAME AND PRINCIPAL             SALARY   BONUS  COMPENSA-  OPTIONS   PAYOUTS   COMPENSA-
POSITION                  YEAR   ($)     ($)   TION ($)     (#)     ($)(1)   TION ($)(2)
- ------------------        ---- ------- ------- --------- --------- --------- -----------
E. L. Addison             1994 787,239 162,930   5,227    58,267    425,840     45,012
Retired Chairman and      1993 734,714 148,118   9,527    47,118    339,714     47,909
CEO, The Southern         1992 696,526 176,331   4,255    52,626    262,579     38,072
Company
A. W. Dahlberg            1994 600,026 120,415   6,579    43,062    306,459     32,630
Chairman, President &     1993 477,967  96,331  17,707    30,644    225,406     44,547
CEO, The Southern         1992 469,178 110,094   6,508    34,226    171,243     26,979
Company
P. J. DeNicola            1994 361,618  74,294   3,540    26,569    188,858     21,381
President, Southern       1993 313,970  63,641   6,832    14,996    132,986     24,436
Company Services          1992 272,246  70,272   3,022    16,182     79,519     14,341
H. A. Franklin            1994 415,954  87,763  30,078    31,386    203,201    100,201
President, Georgia Power  1993 365,000  73,584  16,438    23,408    140,650     37,298
Company                   1992 328,196  84,096   2,704    19,366     90,200     17,669
E. B. Harris              1994 436,280  96,711  13,882    31,441    236,642     24,467
President, Alabama Power  1993 418,818 117,630  23,469    26,892    198,131     39,388
Company                   1992 397,499  96,615   9,161    30,036    147,278     24,435

- ----------
  (1) Payouts made in 1993, 1994, and 1995 for the four-year performance peri-ods ending December 31, 1992, 1993, and 1994, respectively.
  (2) Company contributions in 1994 to the Employee Savings Plan, Employee Stock Ownership Plan, and nonpension related accruals under the Supplemental Benefit Plan (ERISA excess plan under which accruals are made to offset Inter-nal Revenue Code imposed limitations under the Employee Savings and Stock Own-ership Plans) for the following: Mr. Addison -- $5,555, $1,789, and $37,668; Mr. Dahlberg -- $5,420, $1,789, and $25,421; Mr. DeNicola -- $6,750, $1,789,
and $12,842; Mr. Franklin -- $6,750, $1,789, and $15,043; and Mr. Harris --
 $6,750, $1,789, and $15,928. Also included for Mr. Franklin are relocation al-lowances of $76,619.

                              STOCK OPTION GRANTS

  The following table sets forth all stock option grants to the named execu-tive officers during the year ending December 31, 1994.

                                                                              GRANT DATE
                                        INDIVIDUAL GRANTS                        VALUE
                         ------------------------------------------------    -------------
                         NUMBER OF
                         SECURITIES   PERCENT OF
                         UNDERLYING TOTAL OPTIONS
                          OPTIONS     GRANTED TO   EXERCISE OR                GRANT DATE
                          GRANTED    EMPLOYEES IN  BASE PRICE  EXPIRATION    PRESENT VALUE
NAME                       (#)(1)   FISCAL YEAR(2)  ($/SH)(1)   DATE(1)         ($)(3)
- ----                     ---------- -------------- ----------- ----------    -------------
E. L. Addison...........   58,267         13         18.875    03/01/1998(4)    118,282
A. W. Dahlberg..........   43,062         10         18.875    07/18/2004       109,808
P. J. DeNicola..........   26,569          6         18.875    07/18/2004        67,751
H. A. Franklin..........   31,386          7         18.875    07/18/2004        80,034
E. B. Harris............   31,441          7         18.875    07/18/2004        80,175

- ----------

  (1) Grants were made on July 18, 1994, and vest annually at a rate of 25 percent on the anniversary date of the grant. Grants fully vest upon termina-tion incident to death, total disability, or retirement. The exercise price is the average of the high and low fair market value of the Company's common stock on the date granted.
  (2) A total of 446,443 stock options were granted in 1994 to key executives participating in the Company's Executive Stock Plan.
  (3) Based on the Black-Scholes option valuation model. The actual value, if any, an executive officer may realize ultimately depends on the market value of the Company's common stock at a future date. This valuation is provided pursuant to Securities and Exchange Commission disclosure rules. There is no assurance that the value realized will be at or near the value estimated by the Black-Scholes model. Assumptions used to calculate this value: price vola-tility -- 16.79 percent; risk-free rate of return -- 7.3 percent; dividend yield -- 6.25 percent; and time to exercise -- 10 years.
  (4) In accordance with the terms of the Executive Stock Plan, Mr. Addison's unexercised options became fully vested on March 1, 1995, the date of his re-tirement, and will expire on March 1, 1998, three years thereafter.

     AGGREGATED STOCK OPTION EXERCISES IN 1994 AND YEAR-END OPTION VALUES

  The following table sets forth information concerning options exercised dur-ing the year ending December 31, 1994, by the named executive officers and the value of unexercised options held by them as of December 31, 1994.

                                                          NUMBER OF SECURITIES
                                                               UNDERLYING           VALUE OF UNEXERCISED
                                                         UNEXERCISED OPTIONS AT    IN-THE-MONEY OPTIONS AT
                            NUMBER OF                          YEAR-END(#)             YEAR-END($)(2)
                         SHARES ACQUIRED VALUE REALIZED ------------------------- -------------------------
NAME                     ON EXERCISE (#)     ($)(1)     EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
- ----                     --------------- -------------- ------------------------- -------------------------
E. L. Addison...........  Not exercised        0             230,025/135,828          1,423,043/213,647
A. W. Dahlberg..........  Not exercised        0              45,847/93,513            176,753/144,813
P. J. DeNicola..........      3,068          20,936           12,139/50,250             34,450/72,049
H. A. Franklin..........  Not exercised        0              40,383/63,905            186,066/86,272
E. B. Harris............  Not exercised        0              58,867/75,800            276,376/120,463

- ----------

  (1) The "Value Realized" is ordinary income, before taxes, and represents the amount equal to the excess of the fair market value of the shares at the time of exercise above the exercise price.

  (2) This column represents the excess of the fair market value of the Company's common stock of $20.00 per share, as of December 31, 1994, above the exercise price of the options. One column reports the "value" of options that are vested and therefore could be exercised; the other the "value" of options that are not vested and therefore could not be exercised as of December 31, 1994.

                  LONG-TERM INCENTIVE PLANS -- AWARDS IN 1994

  The following table sets forth the long-term incentive plan awards made to the named executive officers under the Company's Productivity Improvement Plan for Executive Officers for the performance period January 1, 1994, through De-cember 31, 1997.

                                              ESTIMATED FUTURE PAYOUTS UNDER
                              PERFORMANCE OR    NON-STOCK PRICE BASED PLANS
                               OTHER PERIOD   ---------------------------------
                   NUMBER OF UNTIL MATURATION  THRESHOLD   TARGET     MAXIMUM
NAME               UNITS(1)     OR PAYOUT       ($)(2)     ($)(2)     ($)(2)
- ----               --------- ---------------- ----------- ---------- ----------
E. L. Addison.....     0            --             --         --         --
A. W. Dahlberg....  471,947      4 years          235,974    471,947    943,894
P. J. DeNicola....  261,300      4 years          130,650    261,300    522,600
H. A. Franklin....  305,573      4 years          152,787    305,573    611,146
E. B. Harris......  269,311      4 years          134,656    269,311    538,622

- ----------

  (1) A performance unit is a method of assigning a dollar value to a perfor-mance award opportunity. The number of units granted to named executive offi-cers is 65 percent of their base salary range midpoint, with each unit valued at $1.00. No awards are paid unless the participant remains actively employed by the Company during any portion of the final year of the applicable perfor-mance period. For more information about the Productivity Improvement Plan for Executive Officers, see Proposal No. 4 on pages 16 and 17.
  (2) The threshold, target, and maximum value of a unit is $0.50, $1.00, and $2.00, respectively, and can vary based on the Company's return on common eq-uity relative to a selected group of electric and gas utilities in the south-eastern United States. If certain minimum performance relative to the selected group is not achieved, there will be no payout; nor is there a payout if the current earnings of the Company are not sufficient to fund the dividend rate paid in the last calendar year. The plan provides that in the discretion of the committee extraordinary income may be excluded for purposes of calculating the amount available for the payment of awards. All awards are payable in cash at the end of the performance period.

                               PENSION PLAN TABLE

                                        YEARS OF ACCREDITED SERVICE
                            ----------------------------------------------------
REMUNERATION                   15       20      25       30       35       40
- ------------                -------- -------- ------- -------- -------- --------
$50,000.................... $ 12,750 $ 17,000 $21,250 $ 25,500 $ 29,750 $ 34,000
100,000....................   25,500   34,000  42,500   51,000   59,500   68,000
300,000....................   76,500  102,000 127,500  153,000  178,500  204,000
500,000....................  127,500  170,000 212,500  255,000  297,500  340,000
700,000....................  178,500  238,000 297,500  357,000  416,500  476,000
950,000....................  242,250  323,000 403,750  484,500  565,250  646,000

  The above table sets forth the estimated combined annual pension benefits un-der the pension and supplemental defined benefit plans in effect during 1994. Employee compensation covered by the pension and supplemental benefit plans for pension purposes is limited to the average of the highest three of the final 10 years' base salary and wages (reported under column ti-tled "Salary" in the Summary Compensation Table on page 11). As of December 31, 1994, the applicable compensation levels for Messrs. Addison, Dahlberg, DeNicola, Franklin, and Harris would have been $753,528; $514,152; $327,492; $385,716; and $421,620, respectively. As of December 31, 1994, Messrs. Addison, Dahlberg, DeNicola, Franklin, and Harris had 40, 34, 25, 23, and 36 years, re-spectively, of accredited service.

  The amounts shown in the table were calculated according to the final average pay formula and are based on a single life annuity without reduction for joint and survivor annuities (although married employees are required to have their pension benefits paid in one of various joint and survivor annuity forms, un-less the employee elects otherwise with the spouse's consent) or computation of the Social Security offset that would apply in most cases. This offset amounts to one-half of the estimated Social Security benefit (primary insurance amount) in excess of $3,000 per year times the number of years of accredited service, divided by the total possible years of accredited service to normal retirement age.

FIVE-YEAR PERFORMANCE GRAPH

  The following performance graph compares the cumulative total shareholder re-turn on the Company's common stock with the Standard & Poor's Electric Utility Index and the Standard & Poor's 500 Index for the past five years. The graph assumes that the value of the investment in the Company's common stock and each index was $100 on December 31, 1989, and that all dividends are reinvested. The shareholder return shown below for the five-year historical period may not be indicative of future performance.



                             [GRAPH APPEARS HERE]



- --------------------------------------------------------------------------------
                                    1989    1990    1991    1992    1993    1994
- --------------------------------------------------------------------------------
Southern Company common stock       $100    $104    $138    $165    $199    $192
- --------------------------------------------------------------------------------
S & P Electric Utility Index         100     103     134     141     159     138
- --------------------------------------------------------------------------------
S & P 500 Index                      100      97     126     136     150     152
- --------------------------------------------------------------------------------

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The board of directors, upon recommendation of the Audit Committee, has se-lected Arthur Andersen LLP as independent auditors for 1995. Representatives of Arthur Andersen LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire and to respond to appro-priate questions from stockholders. The appointment will be reconsidered by the directors if not ratified by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

3. PROPOSAL TO APPROVE THE OUTSIDE DIRECTORS STOCK PLAN FOR SUBSIDIARIES OF THE COMPANY

  The board of directors has adopted to be effective January 1, 1995, subject to stockholder approval, the Outside Directors Stock Plan for Subsidiaries of the Company (the "Plan"). The purpose of the Plan is to provide a mechanism for nonemployee directors of the Company's subsidiaries to automatically increase their ownership of Company common stock and thereby further align their inter-ests with those of the stockholders. Currently, the outside directors of the following five subsidiaries are eligible to participate in the Plan: Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, and Savannah Electric and Power Company. Presently, there are approxi-mately 50 participants in the Plan.

  The Plan will be administered by the Company's compensation committee.

  The Plan provides for the payment to nonemployee directors of a portion (cur-rently $2,000 or $3,000) of their annual retainer fee (currently ranging from $15,000 to $23,000) in unrestricted shares of Company common stock, par value $5 per share. Additionally, the Plan will permit participants to elect to re-ceive a greater portion -- up to all -- of their annual retainer fee in shares of Company common stock. The shares will be issued quarterly.

  The board of directors may amend or terminate the Plan at any time, subject to stockholder approval when required by law or regulation.

  The following table sets forth estimated amounts to be paid under the Plan in 1995:

                          OUTSIDE DIRECTORS STOCK PLAN

NAME AND POSITION                                               DOLLAR VALUE ($)
- -----------------                                               ----------------
E. L. Addison, Retired Chairman and CEO, The Southern Company.            0
A. W. Dahlberg, Chairman, President, and CEO, The Southern
 Company......................................................            0
P. J. DeNicola, President, Southern Company Services..........            0
H. A. Franklin, President, Georgia Power Company..............            0
E. B. Harris, President, Alabama Power Company................            0
Executive officers as a group.................................            0
Non-executive directors as a group............................       13,500
Non-executive officer employees...............................            0

  The vote needed to approve the Outside Directors Stock Plan for Subsidiaries of the Company is a majority of the shares of the Company's stock represented at the meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3.

4. PROPOSAL TO AMEND THE COMPANY'S PRODUCTIVITY IMPROVEMENT PLAN FOR EXECUTIVE OFFICERS

  The Southern Company Productivity Improvement Plan for Executive Officers (the "Plan") was adopted by the board of directors effective as of January 1, 1994, and approved by the stockholders on May 25, 1994. The Plan was amended by the board of directors effective as of January 1, 1995.

  The board of directors is seeking stockholder approval of the amended Plan in order to continue to qualify all compensation to be paid under the Plan for full deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) of the Code limits deductibility of certain compensation paid to each of the Company's five most highly compensated executive officers to $1,000,000, per officer, unless the compensation is paid under a performance plan, meeting certain criteria under the Code, that has been approved by stockholders.

  Only executive officers of the Company are eligible to participate in the Plan. Presently, there are seven executive officers participating in the Plan.

  The Plan has been amended to increase the award opportunity for superior per-formance and to increase the level of performance that must be met before any awards are paid. Payments under the Plan are paid in cash and are based upon the ranking of the Company's return on equity over a four-year period within a group of electric utility companies located in the southeastern United States. The targeted performance under the Plan required the Company's return on equity over the four-year performance period to rank in the top quartile of the se-lected group of companies. Prior to amendment, performance at the target level resulted in an award ranging from five to 50 percent of the participant's sal-ary range midpoint, depending on the level of the position held by the partici-pant. Under the amended Plan, the award opportunity will range from 10 to 65 percent of the participant's salary range midpoint at the beginning of the four-year period, depending on the participant's job level. The maximum award that may be paid to any individual under the Plan is $1,500,000. The executive officers currently participating in the amended Plan will have an award oppor-tunity ranging from 35 to 65 percent of their midpoint.

  Prior to amendment, awards ranged from 50 percent of the target award if the Company's return on equity was in the second lowest quartile to 125 percent of the target if the Company's return on equity was the highest among the selected group of companies. Under the amended Plan, awards will range from 50 percent of the target award if the Company's return on equity is in the second highest quartile to 200 percent of the target award if the Company's return on equity is the highest among the selected group of companies. Under the amended Plan no awards may be paid if the Company's return on equity is below the median or if the Company's current earnings are not sufficient to fund its common stock div-idend at the same level as the prior year. Also, the amended Plan continues to provide that, in the discretion of the compensation committee, extraordinary income may be excluded for the purpose of calculating the Company's return on equity, which could result in smaller awards under the terms of the Plan.

  The following table sets forth estimated amounts to be paid under the Plan for the four-year performance period ended December 31, 1995:

              PRODUCTIVITY IMPROVEMENT PLAN FOR EXECUTIVE OFFICERS

NAME AND POSITION                                               DOLLAR VALUE ($)
- -----------------                                               ----------------
E. L. Addison, Retired Chairman and CEO, The Southern Company.       471,947
A. W. Dahlberg, Chairman, President, and CEO, The Southern
 Company......................................................       471,947
P. J. DeNicola, President, Southern Company Services..........       261,300
H. A. Franklin, President, Georgia Power Company..............       305,573
E. B. Harris, President, Alabama Power Company................       269,311
Executive officers as a group.................................     2,449,360
Non-executive directors as a group............................             0
Non-executive officer employees...............................             0

  The vote needed to approve the proposed amendments to the Productivity Im-provement Plan for Executive Officers is a majority of the shares of the Company's stock represented at the meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 4.

5. PROPOSAL TO AMEND THE SOUTHERN COMPANY EXECUTIVE STOCK PLAN

  The Southern Company Executive Stock Plan (the "Plan") was adopted by the board of directors effective as of December 7, 1987, and approved by the stock-holders on May 25, 1988. The Plan was amended by the board of directors to be effective as of January 1, 1995, subject to stockholder approval, to increase the number of participants and the maximum grant opportunity above that ap-proved by the stockholders in 1988.

  The purpose of the Plan is to maximize the long-term success of the Company, to ensure a balanced emphasis on both current and long-term performance, to en-hance Plan participants' identification with stockholders' interests, and to facilitate the attraction and retention of key individuals with outstanding ability.

  The Plan is administered by the Compensation Committee of the board of direc-tors of the Company (the "committee"). The committee consists of three or more directors of the Company who are not employees of the Company or its subsidiar-ies and who are not participants in the Plan. The committee has exclusive au-thority to interpret the Plan.

  The Plan permits the committee to grant, in its discretion, Incentive Stock Options and Nonqualified Stock Options (collectively, "Stock Options"), Stock Appreciation Rights, and Restricted Stock to a select group of management em-ployees. The committee has determined that it is advantageous to expand the group of employees to whom it may make grants under the Plan. When approved by the stockholders in 1988, the approximate number of participants was 25. Under the amended Plan, the approximate number of participants will be 200.

  Nonqualified Stock Options entitle the participant to purchase up to the num-ber of shares of the Company's common stock ("Common Stock") specified in the grant at a specified price (the "Option Price"). The Option Price, which cannot be lower than the fair market value of the Common Stock on the grant date, is set by the committee at the time a grant is made. Nonqualified Stock Options may not be exercised less than 12 months or more than 10 years after the date granted.

  Stock Options designated by the committee as Incentive Stock Options will comply with Section 422A of the Internal Revenue Code. They entitle the partic-ipant to purchase the specified number of shares of Common Stock at the Option Price not less than 12 months or more than 10 years from the grant date. The aggregate fair market value of Common Stock determined at the time of each grant for which any participant may exercise Incentive Stock Options under the Plan for any calendar year shall not exceed $100,000.

  Stock Appreciation Rights are rights that, when exercised, entitle the par-ticipant to the appreciation in value of the number of shares of Common Stock specified in the grant, from the date granted to the date exercised. The exer-cised Stock Appreciation Right may be paid in cash or Common Stock, as deter-mined by the committee. Stock Appreciation Rights may be granted in the sole discretion of the committee in conjunction with an Incentive Stock Option or Nonqualified Stock Option.

  Restricted Stock awards are grants of shares of Common Stock that are held by the Company for the benefit of the participant without payment of consideration by the participant. There are restrictions or conditions on the participant's right to transfer or sell such shares. The committee will establish a "Restric-tion Period" of from three years through 10 years for each Restricted Stock award made. The participant will be entitled to dividends paid on the Re-stricted Stock and will have the right to vote such shares.

  Stock Options must be paid in full when exercised by the participant. The committee, in its discretion, may permit the Option Price to be paid in whole or in part through the transfer to the Company of shares of Common Stock previ-ously acquired by the participant, provided, however, that the shares trans-ferred must have been held by the participant for longer than six months and must not be Restricted Stock.

  A total of 6 million shares of Common Stock (adjusted for the two-for-one common stock split on February 28, 1994) is available for grants under the Plan. The committee has only granted Nonqualified Stock Options under the Plan and while it does not anticipate a change at this time, the other types of awards provided for in the Plan may be granted in the future. When the Plan was approved by the stockholders in 1988, the committee stated its intention to set the maximum number of shares of Common Stock that a participant could purchase under a Stock Option. The committee established that a participant could be granted the option to purchase up to the number of shares of Common Stock with an aggregate value on the grant date of a set percentage of base salary level, ranging from 50 to 135 percent, based upon an individual's position level. The committee intends under the amended Plan to increase the maximum that may be granted to 150 percent of base salary level. On March 27, 1995, the closing price per share of Common Stock reported on the New York Stock Exchange Compos-ite Tape was $20.25.

  The committee has established that participants become 25 percent vested in each Stock Option grant on the anniversary date of the grant and 25 percent per year thereafter unless the participant terminates employment based upon retire-ment, death, or disability, in which case, the options become fully vested. The committee may eliminate the vesting requirements if the applicable accounting principles require that the Stock Options be charged against the earnings of the Company in the year granted.

  The board of directors may terminate or amend the Plan at any time; provided, however, without stockholder approval, the board may not (1) increase the total number of shares of Common Stock under the Plan, (2) withdraw the administra-tion of the Plan from the committee, (3) permit a committee member to partici-pate in the Plan, (4) materially increase participants' benefits under the Plan, or (5) materially modify eligibility requirements for participation in the Plan.

  The Plan will terminate December 7, 1997, unless terminated sooner by the board of directors.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

  The tax consequences of the Plan are summarized in the following discussion that deals with the general tax principles applicable to the Plan under current federal law. Capital gains are currently taxed at a minimum federal rate of 28 percent, while ordinary income rates are graduated to a maximum rate of 39.6 percent. The following material discusses the characterization of income under the various Plan features as ordinary income or capital gain or loss.

  Incentive Stock Options. A Participant who receives an Incentive Stock Option will not be treated as receiving taxable income upon the grant of the option or upon its exercise, provided the exercise occurs, in general, during employment or within three months after termination of employment. How- ever, any appreci-ation in share value since the date of grant will be an item of tax preference at the time of exercise in determining liability for the alternative minimum tax. If stock acquired pursuant to an Incentive Stock Option is not sold or otherwise disposed of within two years from the date of grant of the option and is held for at least one year after delivery of the stock purchased by the op-tion, any gain or loss resulting from a sale or other disposition of the stock will be treated as long-term capital gain or loss. If stock acquired upon exer-cise of an Incentive Stock Option is disposed of prior to the expiration of such holding periods, the Participant will realize ordinary income in the year of such disposition in an amount equal to the excess of the fair market value of the stock on the date exercised over the exercise price. Any gain in excess of that ordinary income amount generally will be taxed at capital gains rates. However, under a special rule, the ordinary income realized upon a disqualify-ing disposition will not exceed the amount of the Participant's gain.

  The Company will not be entitled to any deduction as a result of the grant or exercise of any Incentive Stock Option, or on a later disposition of the stock received, except that in the event of a disqualifying disposition the Company will be entitled to a deduction equal to the amount of ordinary income realized by the Participant, or, if less, the amount equal to the excess of the fair market value of the stock on the date exercised over the exercise price.

  Nonqualified Stock Options. No taxable income will be realized by a Partici-pant upon the grant of a Nonqualified Stock Option. Upon exercise of a Nonqual-ified Stock Option, the Participant will realize ordinary income in an amount measured by the excess of the fair market value of the shares on the date exer-cised over the Option Price, and the Company will be entitled to a correspond-ing deduction. In the case of a Participant subject to Section 16(b) of the Se-curities Exchange Act of 1934, unless the Participant elects otherwise, the amount and timing of such income (and deduction by the Company) will instead be based on the fair market value of the shares on the date the Section 16(b) re-striction lapses as to such shares. Upon a subsequent disposition of the shares, the Participant will realize short-term or long-term capital gain or loss to the extent of any intervening appreciation or depreciation. The Company will not be entitled to any further deduction at that time.

  Stock Appreciation Rights. At the time of receiving a Stock Appreciation Right, the Participant will not recognize any taxable income. Likewise, the Company will not be entitled to a deduction for the Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, the Participant will recognize ordinary income in an amount equal to the cash and/or fair market value of the shares received. However, Participants, who are subject to Section 16(b) of the Securities Exchange Act of 1934 and who receive such stock, will not recognize ordinary income until the restrictions imposed by Section 16(b) lapse and the stock will be valued on that date. Nevertheless, such Participants may elect, at the date of exercise, to recognize ordinary income pursuant to Section 83(b) of the Internal Revenue Code of 1986. If such an election is made, the stock is valued on the date of exercise of the Stock Appreciation Right. If a Partici-pant receives stock, then the fair market value of the stock (recognized as or-dinary income) becomes the Participant's tax basis for determining gains or losses on the subsequent sale of such stock. The Company will be entitled to a deduction in the amount and at the time that the Participant first recognizes ordinary in-come.

  Restricted Stock. The Participant receiving a Restricted Stock award will recognize ordinary income equal to the fair market value of the Restricted Stock at the time the restrictions lapse. However, the Participant may elect to report the fair market value of the stock as ordinary income at the time of re-ceipt. The Company may deduct the amount of income recognized by the Partici-pant at the time the Participant recognizes the income.

  The tax treatment of Restricted Stock which is disposed of will depend upon whether the Participant made an election to include the value of the stock in income when awarded. If the Participant made such an election, any disposition thereafter will result in a long-term or short-term capital gain depending upon the period the Restricted Stock is held. If an election is not made, disposi-tion prior to the lapse of restrictions will result in ordinary income to the Participant equal to the amount received on disposition. The Company may also deduct the amount.

  The following table sets forth the maximum number and dollar value (number of options times exercise price) of Nonqualified Stock Options that could have been granted had the amended Plan been in effect on the date options were granted in 1994 to the individuals and groups indicated:

                              EXECUTIVE STOCK PLAN

                                                            NUMBER    DOLLAR
NAME AND POSITION                                         OF OPTIONS VALUE ($)
- -----------------                                         ---------- ---------
E. L. Addison, Retired Chairman and CEO, The Southern
 Company                                                    64,741   1,221,984
A. W. Dahlberg, Chairman, President, and CEO, The South-
 ern Company                                                47,847     903,114
P. J. DeNicola, President, Southern Company Services        29,521     557,208
H. A. Franklin, President, Georgia Power Company            34,873     658,224
E. B. Harris, President, Alabama Power Company              34,935     659,394
Executive officers as a group                              243,047   4,587,501
Non-executive directors as a group                               0           0
Non-executive officer employees                            285,102   5,381,277

  The vote needed to approve the proposed amendments to The Southern Company Executive Stock Plan is a majority of the shares of the Company's stock repre-sented at the meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 5.

6. STOCKHOLDER PROPOSAL ON DISCLOSURE OF CERTAIN CONSULTING FIRMS

  The Company has been advised that Mr. Russell C. DeMonbreun, 1976 Emerald Drive, Jonesboro, Georgia 30236, holder of 3,345 shares of common stock, pro-poses to submit the following resolution at the 1995 Annual Meeting of Stock-holders:

    "RESOLVED: That the shareholders of the Southern Company recommend that the Board of Directors take the necessary steps to provide the stockholders with a list of consulting firms which have received in excess of $100,000.00 compensation from the Southern Company or any of its subsidiary companies during the year. The information would include:

    1. The name and location of the consulting firm

    2. The amount of the contract
    3. The amount of payments during the year
    4. The name of the executive or manager authorizing the expenditure
    5. A brief description of the activities covered by the agreement
    6. The names of any employees of the Southern Company or any of its subsidiary companies receiving any compensation from the consulting firm."

                          STATEMENT OF SECURITY HOLDER

    "REASONS: It is recognized that experts in certain management and technical areas can provide some services more efficiently and economically than if they are done in house. The adoption of this resolution would assure the stockholders that these services are being administered and monitored effectively to avoid billing irregularities, duplication of efforts, conflict of interest, and the abdication of management responsibilities.

  "If you agree, please mark your proxy FOR this proposal."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL NO. 6 FOR THE FOL-LOWING REASONS:

  It is the view of the board of directors that use of outside experts is both necessary and desirable. The Company and its subsidiaries do engage the serv-ices of outside experts in various fields. For the most part, these providers of services have a reasonable expectation that the contracts they enter into with the Company or its subsidiaries are private. Subjecting them to widespread and detailed disclosure as proposed may inhibit the ability of the Company and its subsidiaries to retain such services.

  Even if it were possible within the limits of propriety and practicality, which is dubious at best, for the Company to provide the list as proposed, the task of compiling, administering, and distributing the data would be burdensome and expensive and, in the opinion of the board of directors, provide no benefit of any kind to the Company or its stockholders.

  Accordingly, the board believes that adoption of this resolution would not be in the best interest of the stockholders of the Company.

  The vote needed to pass the proposed stockholder resolution is a majority of the shares of the Company's stock represented at the meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL NO. 6.

7. OTHER BUSINESS

  The board of directors is not aware of any other matters to be presented at the annual meeting for stockholder action. However, the holders of the proxies intend to vote in their discretion on any properly presented matters.

SOLICITATION OF PROXIES

  The cost of soliciting proxies will be paid by the Company and includes reim-bursement to brokers, banks, nominees, and other fiduciaries for forwarding proxy material to beneficial owners in accordance with regulations of the Secu-rities and Exchange Commission and the New York Stock Exchange.

Officers and other employees of the Company or its subsidiaries may solicit proxies personally or by telephone in certain instances in an effort to have larger representation at the meeting.

STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING OF STOCKHOLDERS

  The deadline for the receipt of stockholder proposals for consideration for inclusion in the Company's proxy statement and form of proxy for the 1996 An-nual Meeting of Stockholders is December 13, 1995.

YOUR VOTE IS IMPORTANT

  To save the Company the expense of a second proxy mailing, please mark, date, sign, and promptly return the enclosed form of proxy.

  The Company's 1994 Annual Report to the Securities and Exchange Commission on Form 10-K will be provided without charge to each stockholder upon written re-quest to Tommy Chisholm, Secretary, The Southern Company, 64 Perimeter Center East, Atlanta, Georgia 30346.

                                                       Appendix A





                             OUTSIDE DIRECTORS STOCK PLAN
                       FOR SUBSIDIARIES OF THE SOUTHERN COMPANY


                              Effective January 1, 1995

                             OUTSIDE DIRECTORS STOCK PLAN
                       FOR SUBSIDIARIES OF THE SOUTHERN COMPANY


                       ARTICLE I - PURPOSE AND ADOPTION OF PLAN

               1.1  Adoption.  Subject to (a) the approval of the adoption by the Board of Directors of The Southern Company ("Company") of

          the Outside Directors Stock Plan for Subsidiaries of The Southern

          Company (the "Plan") by the shareholders of the Company at the annual meeting thereof to be held on May 24, 1995, and (b) the

          Company's receipt of the requisite approval of the issuance of the Stock pursuant to the Plan by the Securities and Exchange

          Commission (the "Commission") under the Public Utility Holding

          Company Act of 1935, as amended, and the rules thereunder, The

          Southern Company hereby adopts the Outside Directors Stock Plan for Subsidiaries of The Southern Company, effective January 1,

          1995.

               1.2  Purpose.  The Plan is designed to more closely align

          the interests of Directors of the System Companies (defined herein) with the interests of the shareholders of the Company through ownership of the Company's common stock, par value $5.00 per share (the "Stock").

                               ARTICLE II - DEFINITIONS

               2.1  "Affiliated Employer" shall mean any corporation which is a member of the controlled group of corporations of which The

          Southern Company is the common parent corporation.

               2.2  "Board of Directors" shall mean the Board of Directors of each System Company.

               2.3  "Commission" shall mean the Securities and Exchange

          Commission.

               2.4  "Company" shall mean The Southern Company.

               2.5  "Director" shall mean any person (a) who serves on the

          Board of Directors of one or more System Companies on or after

          January 1, 1995; and (b) who is not an active employee of The

          Southern Company or an Affiliated Employer.

               2.6  "Effective Date" shall mean January 1, 1995.

               2.7  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               2.8  "Market Value" shall mean the average of the high and low prices of the Stock, as published in the Wall Street Journal in its report of New York Stock Exchange composite transactions,

          on the date such market value is to be determined (or the average of the high and low sale prices on the trading day immediately preceding such determination date if the Stock is not traded on the applicable valuation date).

               2.9  "Participant" shall mean each Director on the Board of

          Directors of a System Company who meets the requirements of

          Section 3.1 of the Plan.

               2.10 "Plan" shall mean the Outside Directors Stock Plan for

          Subsidiaries of The Southern Company, as amended from time to time.

               2.11 "Plan Administrator" shall mean the Compensation

          Committee of the Board of Directors of The Southern Company.

               2.12 "Plan Year" shall mean the calendar year.

               2.13 "Retainer Fee" shall mean the annual rate of the fees paid to a Director for service on the Board of Directors of a

          System Company, but excluding reimbursements for expenses and any fees or compensation for (a) attendance at the meetings of the

          Board of Directors or any committee, (b) service on a committee,

          and (c) service at the request of the Board of Directors or a committee.

               2.14 "Stock" shall mean the Company's common stock, par

          value $5.00 per share.

               2.15 "System Company" shall mean any affiliate or subsidiary of The Southern Company which the Board of Directors of The

          Southern Company may from time to time determine to bring under the Plan and which shall adopt the Plan, and any successor of any of them. The System Companies that have adopted the Plan are listed in Schedule A, attached hereto, as such Schedule may be amended from time to time.



               The masculine pronoun shall be construed to include the

          feminine pronoun and the singular shall include the plural, where the context so requires.

                              ARTICLE III - ELIGIBILITY

               3.1  Eligibility Requirements.

               (a)  Except as provided in Subsections (b) and (c) below,

          each Director who serves on a Board of Directors of a System

          Company shall become a Participant in the Plan on the first date such Director serves on the Board of Directors of a System

          Company.

               (b)  For purposes of the initial Plan Year, a Director who serves on the Board of Directors of Georgia Power Company or

          Alabama Power Company shall become a Participant in the Plan on the Effective Date, subject to (1) approval of the Plan by the shareholders of the Company at the annual meeting thereof to be held on May 24, 1995, and (2) the Company's receipt of the requisite approval of the Plan by the Commission under the Public

          Utility Holding Company Act of 1935, as amended, and the rules thereunder.

               (c)  For purposes of the initial Plan Year, a Director who serves on the Board of Directors of Gulf Power Company,

          Mississippi Power Company or Savannah Electric and Power Company

          shall become a Participant in the Plan on the later of (1) the date the Plan is approved by the shareholders of the Company at the annual meeting thereof to be held on May 24, 1995, and (2)

          the Company's receipt of the requisite approval of the Plan by the Commission under the Public Utility Holding Company Act of

          1935, as amended, and the rules thereunder.

                 ARTICLE IV - FORM AND TIME OF BENEFIT DISTRIBUTIONS

               4.1  Stock Grant.  Each Participant shall receive a portion of his annual Retainer Fee in Stock, with the remainder of such annual Retainer Fee to be payable, in increments elected by the

          Director in accordance with Section 4.2 below, in cash or in

          Stock.  The portion of the annual Retainer Fee required to be paid in Stock pursuant to this Section 4.1 shall be stated in

          Schedule B, attached hereto, as such Schedule shall be amended from time to time.

               4.2 Election to Determine Percentage or Amount of

          Compensation to be Paid in Stock.  Each Participant shall have a one-time opportunity to elect to have the remaining portion of his Retainer Fee paid in cash or Stock of the Company, or a combination thereof.  Such election shall be made at the time specified by the Plan Administrator on a form provided to the

          Participant by the Plan Administrator, which form shall

          acknowledge that once made, such election is irrevocable.

          Notwithstanding the foregoing, if, when and as permitted by the

          Commission, the Plan Administrator may allow a Participant to elect to change the amount of their Retainer Fee paid in Stock;

          provided that such election shall not affect the dollar amount of such Participant's required Stock distribution stated in Schedule

          B attached hereto.  Nothing contained in this Section 4.2 shall be interpreted in such a manner as would disqualify the Plan from treatment as a "formula plan" under Rule 16b-3, as promulgated by the Commission under the Exchange Act, as that rule may be amended from time to time.

               4.3  Amount and Date of Payment for Stock Compensation.

               (a)  For any Plan Year in which a Director is a Participant for the full Plan Year, any Stock compensation due a Participant pursuant to Sections 4.1 and 4.2 above shall be payable on a quarterly basis, with the first such quarterly distribution being made on April 1 and succeeding quarterly distributions being made on July 1, October 1, and January 1.  The amount of Stock to be distributed to a Participant shall initially be determined by first dividing the Participant's required and elected dollar amount of Stock compensation by four (4) and then dividing such quarterly quotient by the market value of the Stock on the date one day prior to the date of distribution, with subsequent distributions based on such quarterly quotient divided by the market value of the Stock on the date one day prior to the date of each subsequent distribution.

               (b)  Notwithstanding the foregoing, for purposes of the 1995

          Plan Year, Stock distributions shall be made as follows:

                    (1)  For Participants who are Directors of Alabama

          Power Company or Georgia Power Company on January 1, 1995, no

          Stock distributions shall be made prior to receipt of the

          requisite approval described in Section 1.1; provided, however,

          that once the requisite approval of the Plan is received, the

          Stock distribution shall be made on the first quarterly date following such approval and shall include any Stock distributions which would have been made had the requisite approval been obtained on the Effective Date. The Stock distributions to be made in accordance with this Section 4.3(b)(1) shall be valued in accordance with the provisions of Section 4.3(a).

                    (2)  For Participants who are Directors of Gulf Power

          Company, Mississippi Power Company or Savannah Electric and Power

          Company, no Stock distributions shall be made prior to receipt of the requisite approval described in Section 1.1; provided,

          however, that once the requisite approval of the Plan is

          received, the Stock distribution to be made to Participants pursuant to this Section 4.3(b)(2) shall be made on the first quarterly date following such approval.  The Stock distributions to be made pursuant to this Section 4.3(b)(2) shall not include any Stock distributions attributable to any calendar quarter prior to the time the requisite approval is received. The Stock distributions to be paid in accordance with this Section

          4.3(b)(2) shall be valued in accordance with the provisions of

          Section 4.3(a).

               4.4  Death Benefits.  No benefits shall be payable under the

          Plan to any beneficiary of a Participant following a

          Participant's death.

                          ARTICLE V - ADMINISTRATION OF PLAN

               5.1  Administrator.  The general administration of the Plan shall be the responsibility of the Compensation Committee of the

          Board of Directors of The Southern Company, as Plan

          Administrator.

               5.2  Powers. The Plan Administrator shall administer the

          Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan more

          particularly set forth herein.  It shall interpret the Plan and shall have the discretion to determine all questions arising in the administration, interpretation and application of the Plan,

          including any ambiguities contained herein or any questions of fact.  Any such determination by it shall be conclusive and binding on all persons.  It may adopt such regulations as it deems desirable for the conduct of its affairs.  It may appoint such accountants, counsel, actuaries, specialists and other persons as it deems necessary or desirable in connection with the administration of this Plan, and shall be the agent for the service of process.

               5.3  Duties of the Plan Administrator.

               (a) The Plan Administrator is responsible for the daily

          administration of the Plan.  It may appoint other persons or entities to perform any of its fiduciary functions.  The Plan

          Administrator and any such appointee may employ advisors and other persons necessary or convenient to help it carry out its duties, including its fiduciary duties. The Plan Administrator shall have the right to remove any such appointee from his position.  Any person, group of persons or entity may serve in more than one fiduciary capacity.

               (b)  The Plan Administrator shall maintain accurate and

          detailed records and accounts of Participants and of their rights under the Plan and of all receipts, disbursements, transfers and other transactions concerning the Plan.  Such accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by persons designated by the Board of

          Directors of each System Company.

               (c)  The Plan Administrator shall take all steps necessary to ensure that the Plan complies with the law at all times.

          These steps shall include such items as the preparation and filing of all documents and forms required by any governmental agency; maintaining of adequate Participants' records; recording and transmission of all notices required to be given to

          Participants; the receipt and dissemination, if required, of all reports and information received from a System Company; securing of such fidelity bonds as may be required by law; and doing such other acts necessary for the proper administration of the Plan.

          The Plan Administrator shall keep a record of all of its

          proceedings and acts, and shall keep all such books of account,

          records and other data as may be necessary for proper

          administration of the Plan.

               5.4  Indemnification.  The System Companies shall indemnify the Plan Administrator against any and all claims, losses, damages, expenses and liability arising from any action or failure to act, except when the same is finally judicially determined to be due to gross negligence or willful misconduct.

          The System Companies may purchase at their own expense sufficient liability insurance for the Plan Administrator to cover any and all claims, losses, damages and expenses arising from any action or failure to act in connection with the execution of the duties as Plan Administrator.

                              ARTICLE VI - MISCELLANEOUS

               6.1  Assignment.  Neither the Participant nor his legal

          representative shall have any rights to sell, assign, transfer or otherwise convey the right to receive the payment of any benefit due hereunder, which payment and the right thereto are expressly declared to be nonassignable and nontransferable. Any attempt to assign or transfer the right to payment under the Plan shall be null and void and of no effect.

               6.2  Amendment and Termination.  The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time by the Board of Directors of The Southern Company or by the Compensation Committee with the approval of The Southern

          Company Board of Directors, upon execution of a duly authorized written document; provided, however, that, without the approval of the shareholders of the Company entitled to vote thereon, no amendment may be made which would, absent such shareholder approval, disqualify the Plan for coverage under Rule 16b-3, as promulgated by the Commission under the Exchange Act, as that rule may be amended from time to time; and provided further that the Plan may not be amended more than once every six (6) months unless such amendment is made in order to comply with changes to either the Internal Revenue Code of 1986, as amended, or the

          Employee Retirement Income Security Act of 1974, as amended, and the rules thereunder. Notwithstanding the foregoing, no such amendment or termination shall impair any rights to payments to which a Participant may be entitled prior to the effective date of such amendment or termination.

               6.3  No Guarantee of Continued or Future Service on a Board

          of Directors.  Participation hereunder shall not be construed as creating a right in any Director to continued service or future service on the Board of Directors of any System Company.

          Participation hereunder does not constitute an employment

          contract between any Director and any System Company.

               6.4  Construction.  This Plan shall be construed in

          accordance with and governed by the laws of the State of Georgia,

          to the extent such laws are not otherwise superseded by the laws of the United States.

               IN WITNESS WHEREOF, the Board of Directors of The Southern

          Company, through its duly authorized officers, has adopted this

          Outside Directors Stock Plan for Subsidiaries of The Southern

          Company this        day of                    , 1994, to be

          effective as provided herein.



                                        THE SOUTHERN COMPANY:


          (CORPORATE SEAL)
                                        By:______________________________
                                        Its:


          Attest:



          By: ________________________
          Its:

          [wkb]:\soco\odir5.stk

                             OUTSIDE DIRECTORS STOCK PLAN
                       FOR SUBSIDIARIES OF THE SOUTHERN COMPANY

                                      SCHEDULE A




               The System Companies as of January 1, 1995 are:


                    Alabama Power Company
                    Georgia Power Company
                    Gulf Power Company
                    Mississippi Power Company
                    Savannah Electric and Power Company

                             OUTSIDE DIRECTORS STOCK PLAN
                       FOR SUBSIDIARIES OF THE SOUTHERN COMPANY

                                      SCHEDULE B
                              As of January 1, 1995



          The portion of a Participant's Retainer Fee required to be distributed in common stock of The Southern Company shall be determined in accordance with the following schedule:



                                        Dollar Amount
          Company                  of Required Stock Distribution

          Alabama Power Company              $3000.00

          Georgia Power Company              $3000.00

          Gulf Power Company                 $2000.00

          Mississippi Power Company          $2000.00

          Savannah Electric and Power        $2000.00
            Company


                                                       Appendix B




                             AMENDMENT AND RESTATEMENT OF
                                 THE SOUTHERN COMPANY
                       EXECUTIVE PRODUCTIVITY IMPROVEMENT PLAN


                              EFFECTIVE JANUARY 1, 1995

                                 THE SOUTHERN COMPANY
                       EXECUTIVE PRODUCTIVITY IMPROVEMENT PLAN


                                 Amended and Restated
                              Effective January 1, 1995


          ARTICLE        DESCRIPTION                                   PAGE


          ARTICLE I      Definitions  . . . . . . . . . . . . . . . . .   2

          ARTICLE II     Participants . . . . . . . . . . . . . . . . .   4

          ARTICLE III    Corporate Financial Performance Award  . . . .   6

          ARTICLE IV     Miscellaneous Provisions . . . . . . . . . . .   7

                                 THE SOUTHERN COMPANY
                       EXECUTIVE PRODUCTIVITY IMPROVEMENT PLAN

                                       Purposes

               The purposes of The Southern Company Executive Productivity Improvement Plan (the "Plan") are to provide a financial incentive which will focus the efforts of certain executives on areas that will have a direct and significant influence on corporate performance and to provide the potential for levels of compensation that will enhance the Employing Companies' abilities to attract, retain and motivate such executives. In order to achieve these objectives, the Plan will be based upon corporate performance.

               The amendment and restatement shall be effective as of January 1, 1995.

                                      ARTICLE I

                                     Definitions

               For purposes of the Plan, the following terms shall have the following meanings unless a different meaning is plainly required by the context:

               1.1  "Annual  Salary"  shall  mean   the  wages  paid  to  a
          Participant without including overtime and before deduction of taxes, FICA, etc.

               1.2 "Award" shall mean the award opportunity multiplied by the performance unit value determined under Section 3.2 of the Plan.

               1.3  "Award  Opportunity"   shall  mean  the   target  award
          opportunity determined under Section 3.1 of the Plan.

               1.4 "Board of Directors" shall mean the Board of Directors of Southern Company Services, Inc.

               1.5 "Chief Executive Officer" shall mean the individual designated as such by the Board of Directors of an Employing Company and of The Southern Company.

               1.6 "Committee" or "Compensation Committee" shall mean the Compensation Committee of the Board of Directors of The Southern Company or the Employing Company.

               1.7 "Common Stock" shall mean the common stock of The Southern Company.

               1.8 "Computation Period" shall mean a four-year period commencing on the first day of the initial year of participation and thereafter it shall mean a four-year period commencing the first day of January each year.

               1.9 "Employing Company" shall mean Southern Company Services, Inc., or any affiliate or subsidiary (direct or indirect) of The Southern Company, which the Board of Directors may from time to time determine to bring under the Plan and which shall adopt the Plan, and any successor of any of them.

               1.10 "Executive Employee" shall mean any person who is currently employed by an Employing Company who is an "officer" as that term is defined in Regulation 16a-1 promulgated by the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, excluding however any principal financial officer, principal accounting officer or controller unless the person holding such position otherwise meets the definition of "officer" set forth in such Regulation.

               1.11 "Grade Level" shall mean the evaluation assigned under the job evaluation system.

               1.12 "Grade Level Value" shall mean the assigned dollar value within the Annual Salary range for a Grade Level in a Computation Period, upon which awards are based.

               1.13 "Participant" shall mean an Executive Employee who satisfies the criteria referred to in Article II at the beginning of a Computation Period.

               1.14 "Payment Date" shall mean the date the check evidencing the Award is endorsed by an authorized person of an Employing Company.

               1.15 "Peer Group Companies" shall mean the Companies set forth on Exhibit C attached hereto. Such Exhibit may be revised from time to time by the Committee to reflect mergers, acquisitions, reorganizations, etc. of peer group members.

               1.16 "Plan"  shall  mean  The  Southern   Company  Executive
          Productivity Improvement Plan, as described herein or as from time to time amended.

               1.17 "Prior Plan" shall mean the Plan as amended and restated effective January 1, 1994.

               Where the context requires, words in the masculine gender shall include the feminine and neuter genders, words in the singular shall include the plural, and words in the plural shall include the singular.

                                      ARTICLE II

                                     Participants

               2.1 Participation in the Plan shall be limited to Executive Employees of the Employing Companies.

               2.2 Any Participant who vacates an eligible Grade Level prior to the close of a Computation Period and who is not immediately reemployed with an affiliate of an Employing Company shall forfeit any Award for any Computation Periods that have not closed as of the date the Participant vacates such eligible Grade Level.

               2.3 Any Participant who terminates his employment with the Company and who is not immediately reemployed with an affiliate of an Employing Company prior to the Payment Date of any Award due under this Plan for reasons other than death, disability, or retirement shall forfeit any Award due under this Plan. If a Participant terminates his employment for reason of death, disability or retirement, such Participant shall be eligible to receive an Award for the Computation Period ending in the year of such death, disability or retirement.

               2.4 Notwithstanding any other provision of this Plan, no employee whose employment is terminated for cause, as that term is defined by the Committee, shall be eligible to receive an Award under this Plan.

               2.5 The administration of Awards for Participants who are promoted or transferred from one Grade Level included in the Plan to another Grade Level included in the Plan shall be based on the Participant's Grade Level Value on the first day of the Computation Period for which an Award is being granted. For the Computation Periods ending December 31, 1995, December 31, 1996, December 31, 1997 and December 31, 1998 a Participant's Grade Level Value for determining Awards shall be the Participant's Grade Level Value on January 1, 1995.

               2.6 Notwithstanding any other provision of this Plan, the maximum Award for any Computation Period payable to any
          Participant shall be one million five hundred thousand dollars ($1,500,000).

               2.7 Any individual who initially becomes a Participant in the Plan as of January 1, 1995 shall be considered to have been participating in the Plan as of January 1, 1993 for purposes of determining benefits payable for any Computation Period that began or begins on or after January 1, 1993 and such Participant will therefore be eligible for an Award equal to seventy-five percent (75%) of the Award Opportunity for the Computation Period ending December 31, 1995.

               2.8 In the case of an individual who becomes a Participant subsequent to January 1, 1995, said Participant will participate in each Computation Period which ends not less than two (2) years after becoming a Participant. A new four-year measuring period begins each year in order to recognize the need to link objectives over longer periods of time, to recognize changes in the operating environment, and to encourage Participants to make long-term decisions.

                                     ARTICLE III

                        Corporate Financial Performance Award

               3.1 The Award Opportunity for each Participant shall be based upon his Grade Level(s) and shall range from sixty-five percent (65%) to ten percent (10%) of the Grade Level Value held by the Participant at the beginning of any Computation Period. The Award Opportunity for each Grade Level held by a Participant shall be determined in accordance with the chart set forth in Exhibit A herein.

               3.2 Each Award Opportunity shall be multiplied by the value of the performance unit factor set forth in Exhibit B herein, which is based on The Southern Company's average return on common equity ranking during a Computation Period as compared to the average return on common equity ranking of the Peer Group Companies to determine a Participant's Award. The return on common equity of the Peer Group Companies shall be determined annually by an independent certified public accountant based on generally accepted accounting principles and shall be properly adjusted and annualized by such accountant so that each Peer Group Company return on common equity may be accurately compared to that of The Southern Company.

               3.3 Notwithstanding the above provisions, an Award will not be granted for any Computation Period ending with the calendar year in which the current earnings of The Southern Company are less than the amount necessary to fund the dividends on its Common Stock at the rate such dividends were paid for the immediately preceding calendar year.

               3.4 In the discretion of the Compensation Committee of the Board of Directors, the Award for one or more Computation Period(s) may be calculated without regard to any extraordinary item of income incurred by The Southern Company or any Employing Company, provided such determination is made prior to the close of the Computation Period.

               3.5 The Awards to the Participants will be paid in cash as soon as is practicable after all evaluations are completed. An Award payment may not be deferred under this Plan. In the event an Award was deferred under the Prior Plan, such deferral shall be governed by the terms of the Prior Plan.

                                      ARTICLE IV

                               Miscellaneous Provisions

               4.1 Neither the Participant, his beneficiary, nor his personal representative shall have any rights to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the rights thereto are expressly declared to be nonassignable and nontransferable. Any attempt to assign or transfer the right to payments of this Plan shall be void and have no effect.

               4.2 The Employing Company shall not reserve or otherwise set aside funds for the payments of Awards deferred in accordance with the Prior Plan.

               4.3 The Plan may be amended, modified, or terminated by the Board of Directors in its sole discretion at any time and from time to time; provided, however, that no such amendment, modification, or termination shall impair any rights to payments which have been deferred under the Prior Plan prior to such amendment, modification, or termination.

               4.4 It is expressly understood and agreed that the Awards made in accordance with the Plan are in addition to any other benefits or compensation to which a Participant may be entitled or for which he may be eligible, whether funded or unfunded, by reason of his employment with the Employing Company.

               4.5 There shall be deducted from the payment of each Award under the Plan the amount of any tax required by any governmental authority to be withheld and paid over by the Employing Company to such governmental authority for the account of the person entitled to such distribution.

               4.6 Any Awards paid to a Participant while employed by an Employing Company shall not be considered in the calculation of the Participant's benefits under any other employee welfare or pension benefit plan maintained by an Employing Company, unless otherwise specifically provided therein.

               4.7 This Plan, and all its rights under it, shall be governed by and construed in accordance with the laws of the State of Georgia.

               IN WITNESS WHEREOF, Southern Company Services, Inc., through its duly authorized officers, hereby amends and restates The Southern Company Executive Productivity Improvement Plan this ____ day of ____________________, 1995, to be effective January
          1, 1995.


                                        SOUTHERN COMPANY SERVICES, INC.




                                        By:

                                        Its:

          Attest:


          By:

          Its:



                    [CORPORATE SEAL]













          [adamscl] h:\wpdocs\krr\southern\exec-pip.411

                                  EXPLANATORY NOTES


          Under Section 3.2 the average ROCE for a Computation Period will be determined by a) calculating the average ROCE for each year in the Computation Period, b) adding the average ROCE calculations for all years in the Computation Period; and c) dividing the total by the number of years in the Computation Period.

                                 THE SOUTHERN COMPANY

                       EXECUTIVE PRODUCTIVITY IMPROVEMENT PLAN

                                      EXHIBIT A


                    Grade                 Target Award Opportunity

           1/1/95         4/1/95

           President/CEO                            65%
           President/CEO                            50%

           29/30            (15)                    50%

           27/28            (14)                    45%
           25/26            (13)                    40%

           25/24            (12)                    35%
           21/22            (11)                    30%

           19/20            (10)                    25%

           17/18             (9)                    20%
           15/16             (8)                    15%

           13/14             (7)                    10%

                                 THE SOUTHERN COMPANY

                       EXECUTIVE PRODUCTIVITY IMPROVEMENT PLAN

                                      EXHIBIT B

                              AWARD PERCENTAGE SCHEDULE


                Value of Performance               Ranking Against
                      Unit ($)                     Comparison Group

                        $2.00                      Above position 1
                        $1.80                             1

                        $1.60                             2

                        $1.40                             3
                        $1.20                             4

                        $1.00                            4.5
                        $0.90                             5

                        $0.80                             6

                        $0.70                             7
                        $0.60                             8

                        $0.50                            8.5
                        $0.00                         Below 8.5

                                 THE SOUTHERN COMPANY

                       EXECUTIVE PRODUCTIVITY IMPROVEMENT PLAN

                                      EXHIBIT C


          The Peer Group Companies are as follows:

                    TECO Energy, Inc.

                    Carolina Power & Light Company

                    SCANA

                    Central Louisiana Electric Company, Inc.

                    Duke Power Company

                    Potomac Electric Power Company

                    American Electric Power Company, Inc.

                    Dominion Resources, Inc.

                    Allegheny Power Systems, Inc.

                    Florida Progress

                    Delmarva Power & Light Company

                    Baltimore Gas and Electric Company

                    Entergy, Inc.

                    FPL Group

                    Kentucky Utilities Energy Corporation

                    Central and South West Corporation

                    The Southern Company



                                                       Appendix C





                      THE SOUTHERN COMPANY EXECUTIVE STOCK PLAN

                      THE SOUTHERN COMPANY EXECUTIVE STOCK PLAN



                                      ARTICLE I

               1.1  Name  and Purpose.  The  name of this  Plan is the "The

          Southern Company Executive Stock Plan" (the "Plan").  Its purpose is to (a) maximize the long-term success of The Southern Company,

          (b) ensure  a balanced  emphasis  on both  current and  long-term

          performance,   (c) enhance   Participants'  identification   with

          shareholders'  interests, and  (d) facilitate the  attraction and retention of key individuals with outstanding ability.

               1.2  Definitions.  Whenever used  in the Plan, the following terms shall have the meaning set forth below:

                    (a)  "Award" shall mean, individually and collectively,

          any  Option,  Stock  Appreciation  Rights,  or  Restricted  Stock

          granted under the Plan.

                    (b)  "Base Value" shall mean the Fair Market Value of a

          Stock Appreciation Right on the date of its grant.

                    (c)  "Board  of  Directors"  shall  mean  the Board  of

          Directors of the Company.

                    (d)  "Committee" shall mean the  Compensation Committee

          of the  Board of  Directors of the  Company composed of  not less than three (3) directors of the Company  who are not employees of

          the   Company  or  any   Employing  Company,  and   who  are  not

          Participants in the Plan.

                    (e)  "Common Stock" shall mean  the Common Stock of The

          Southern Company.

                    (f)  "Code"  shall mean  the Internal  Revenue Code  of

          1986, as amended from time to time.

                    (g)  "Company" shall mean  The Southern Company or  any

          successor thereto.

                    (h)  "Disability"  shall  mean   total  and   permanent

          disability as determined by the Social Security Administration.

                    (i)  "Employee" shall  mean any person who is currently

          employed by an Employing Company.

                    (j)  "Effective Date"  shall mean the date  the Plan is

          adopted  by the  Board of  Directors of  the Company,  subject to approval by the  shareholders of  the Company at  a meeting  held within twelve (12) months  following the date of adoption  by the

          Board of Directors.

                    (k)  "Employing  Company" shall  mean any  affiliate or

          subsidiary (direct or indirect)  of the Company, which the  Board of Directors may  from time to time determine to  bring under the

          Plan and  which may adopt the  Plan, and any successor  of any of them.

                    The Employing Companies as of January 1, 1988 are:

                              Alabama Power Company

                              Georgia Power Company

                              Gulf Power Company

                              Mississippi Power Company

                              Southern Company Services, Inc.

                              Southern Electric International, Inc.

               (l)  "Fair Market Value" shall mean the average of the  high and low prices at which  a share of Common Stock shall  have been traded on  the date of grant or  the exercise of an  Award, or on the next  preceding trading day  if such date  was not a  trading date,  as  reported  on  the New  York  Stock  Exchange-Composite

          Transactions   Listing,  or   as  otherwise  determined   by  the

          Committee.   In no event shall  the Fair Market  Value equal less

          than the par value of the Common Stock.

               (m)  "Incentive  Stock Option"  shall  mean  a stock  option within the  meaning of Section 422A of the  Code granted pursuant to Section 4.1(a).

               (n)  "Nonqualified Stock Option" shall mean an Option, other

          than   an   Incentive   Stock   Option,   granted   pursuant   to

          Section 4.1(b).

               (o)  "Option" shall mean,  individually and collectively, an

          Incentive  Stock  Option  and  a  Nonqualified  Stock  Option  to

          purchase Common Stock.

               (p)  "Option Price" shall mean the price per share of Common

          Stock set  by the grant of  an Option, but in no  event less than the Fair Market Value of the Option.

               (q)  "Participant" shall mean any Employee who satisfies the criteria set forth in Article III.

               (r)  "Restricted Stock" shall mean an Award granted pursuant to Section 4.1(d).

               (s)  "Separation  Date" shall  mean,  as  determined by  the

          Committee, the date  on which a Participant's  employment with an

          Employing Company terminates for  reasons other than his transfer of employment to another Employing Company.  Whether any leave of absence  shall  constitute  termination  of  employment  for  the purposes of  the Plan shall  be determined  in each  case by  the

          Committee at its sole discretion.

               (t)  "Stock  Appreciation Rights"  or "SAR's"  shall mean  a right  to any  appreciation  in shares  of  Common Stock  granted pursuant to Section 4.1(c).

               Where the  context requires,  words in the  masculine gender shall  include the  feminine  and neuter  genders,  words in  the singular  shall include the plural, and words in the plural shall include the singular.

               1.3  Plan Duration.  The Plan shall remain in effect for ten

          (10) years from  the Effective  Date or until  terminated by  the

          Board of Directors, whichever occurs first.



                                      ARTICLE II

               2.1  Plan Administration.  The Plan shall be administered by

          the Committee.   The Committee  is authorized  to establish  such

          rules and to appoint such agents as  it deems appropriate for the

          proper   administration   of  the   Plan,   and   to  make   such

          determinations and to take such steps in connection with the Plan or the benefits provided hereunder as it deems necessary or advisable.

               2.2  Plan  Interpretation.   The  Committee  shall  have the

          exclusive authority to interpret  the Plan.  The decision  of the

          Committee with respect to any question arising as to the grant of an Award  to a Participant  in the Plan, the  amount, term, form,

          and time of payment of Awards under the Plan, or any other matter concerning  the Plan shall  be final, conclusive,  and binding on both the Company and the Participants.



                                     ARTICLE III

               3.1  Eligibility.   The  Participants in  the Plan  shall be

          limited to those Employees  who have a significant impact  on the long-term performance  and  success of  the Company  and who  are recommended  for inclusion  by the  President of the  Company and approved by the Committee.  Subject to the terms of the Plan, the

          Committee shall select from time to time the Participants to whom

          Awards  shall be granted and shall determine the number of shares to be granted.



                                      ARTICLE IV

               4.1  Awards.  Beginning June 1, 1988 and thereafter not more frequently  than once  each  calendar year,  the Committee  shall determine the forms and amounts of Awards for Participants of the respective Employing  Companies; provided that in  no event shall any Award be granted until the shareholders of the Company have approved the Plan. All Awards shall be subject to the terms and conditions of the  Plan and  to such other  terms and  conditions consistent  with the  Plan  as the  Committee deems  appropriate.

          Awards  under the Plan need  not be uniform  and Awards under two

          (2) or  more paragraphs may  be combined  in one agreement.   Any

          combination of Awards may be granted at one time and on more than one occasion to the same  Participant.  Such Awards may  take the following forms, in the Committee's sole discretion:

                    (a)  Incentive  Stock Options  - These  shall be  stock

          options  within  the  meaning  of  Section 422A  of  the  Code to

          purchase  Common  Stock.    In  addition  to  other  restrictions

          contained in the Plan, an Incentive Stock Option (1) shall not be exercised more than ten  (10) years after the date it is granted,

          (2) shall  not have  an Option  Price less  than the  Fair Market

          Value of Common Stock  on the date the Incentive  Stock Option is granted,  (3) shall otherwise  comply  with  Section 422A of  the

          Code,  and (4) shall be designated as an "Incentive Stock Option"

          by  the Committee.   The  aggregate Fair  Market Value  of Common

          Stock  determined at  the  time  of  each  grant  for  which  any

          Participant may exercise Incentive  Stock Options under this Plan for any calendar  year shall not exceed $100,000.  Subject to the provisions of  Section 7.1 hereof, no Incentive  Stock Option may be  exercised during the  first twelve (12)  months following its grant.

                    (b)  Nonqualified Stock Options - These shall  be stock

          options  to purchase Common Stock which are not designated by the

          Committee  as  "Incentive Stock  Options."   At  the time  of the

          grant, the Committee shall  determine the Option exercise period,

          the Option  Price, and such  other conditions or  restrictions on the exercise of  the Nonqualified Stock  Option as the  Committee

          deems appropriate.   In addition to  other restrictions contained

          in  the Plan,  a  Nonqualified  Stock  Option  (1) shall  not  be exercised more  than ten (10) years after the date it is granted,

          and (2) shall not have an Option Price less than 100% of the Fair

          Market Value of Common  Stock on the date the  Nonqualified Stock

          Option is  granted.   Subject  to the  provisions of  Section 7.1

          hereof,  no Nonqualified  Stock  Option granted  under this  Plan shall be exercised during the first twelve (12)  months following its grant.

                    (c)  Stock Appreciation  Rights - These shall be rights

          that  on exercise  entitle the  holder to  receive the  excess of

          (1) the Fair Market Value of Common Stock on the date of exercise over (2) its  Base Value  multiplied by (3) the  number of  SAR's exercised.  Such rights shall  be satisfied in cash, stock,  or a

          combination  thereof,  as determined  by  the  Committee.   Stock

          Appreciation  rights granted under the Plan may be granted in the sole discretion of the Committee in conjunction with an Incentive

          Stock  Option or Nonqualified Stock  Option under the  Plan.  The

          Committee  may  impose such  conditions  or  restrictions on  the exercise of  SAR's as  it deems  appropriate  and may  terminate,

          amend, or  suspend  such SAR's  at  any  time.   Subject  to  the

          provisions  of Section 7.1  hereof, no  SAR's granted  under this

          Plan shall exercised less than one (1) year or more than ten (10)

          years after the date it is granted.

               (d)  Restricted Stock - Restricted  Stock shall be shares of

          Common Stock held by the Company for the benefit of a Participant without payment of consideration, with restriction or  conditions upon  the Participant's  right to  transfer or sell  such shares.

          The  following provisions  shall applicable  to  Restricted Stock

          Awards:

                         (1)  Each certificate for  Restricted Stock  shall

          be  registered  in  the name  of  the  Participant  and shall  be deposited  by him with the  Company, together with  a stock power endorsed in blank.

                         (2)  At  the  time of  making  a Restricted  Stock

          Award,  the Committee  shall establish  the  "Restriction Period"

          applicable  thereto.   Such Restriction  Period shall  range from

          three (3) to ten (10) years as determined by the  Committee.  The

          Committee may provide  for the annual lapse of  restrictions with respect  to  a  specified  percentage of  the  Restricted  Stock,

          provided the Participant  satisfies all eligibility  requirements at such time.

                         (3)  The Participant shall  be entitled to receive

          dividends during the  Restriction Period and shall have the right to vote  such  Common Stock  and all  other shareholder's  rights except the following:

                              (i)  the Participant shall not be entitled to

          delivery of the stock certificate during the Restriction Period,

                              (ii) the  Company shall retain custody of the

          Common Stock during the Restriction Period, and

                              (iii) a  breach of a restriction  or a breach

          of the  terms and  conditions established  by the Committee  with respect to the Restricted  Stock shall cause a forfeiture  of the

          Restricted Stock.

                         (4)  The  Committee may,  in its  sole discretion,

          prescribe such additional restrictions, terms, or conditions upon or to the  Restricted Share Awards  as it may  deem necessary  or appropriate.

               4.2  Individual Agreements.  After the  Committee determines a form and amount  of a Participant's  Award, it shall cause  the

          Company  to enter into such  written agreement or agreements with the  Participant setting forth the  form and amount  of the Award and any conditions and  restrictions on the Award imposed  by the

          Plan and the Committee.

               4.3  Exercise and  Payment.   Options may be  exercised from

          time  to time by giving  notice to the  Committee, specifying the

          number of  shares to be purchased.   Notice of exercise  shall be

          accompanied by  payment in full of the Option Price in cash.  The

          Committee, in its discretion,  may permit the Option Price  to be paid  in whole or in part through  the transfer to the Company of shares of  Common Stock  previously acquired by  the Participant;

          provided, however, that the shares so transferred shall have been held by the Participant for a period of more than  six (6) months and  no Restricted  Stock may  be transferred  as payment  of the

          Option Price.  In the event the Option Price is paid, in whole or in part, with shares of Common Stock, such shares shall be valued at their  Fair Market Value,  as of the  date of exercise  of the

          Option.  Such shares  shall be delivered, along with  any portion to  be  paid in  cash, within  five (5)  days  after the  date of

          exercise.    If the  Participant fails  to  pay the  Option Price

          within such five  (5) day  period, the Committee  shall have  the right  to take  whatever action  it deems  appropriate, including voiding the exercise of the Option.  The Company shall  not issue or transfer Common Stock upon the exercise of an Option until the

          Option Price is fully paid.



                                      ARTICLE V

               5.1  Termination   of  Employment.     A  Participant  whose

          employment   terminates  for   reasons  other   than  retirement,

          Disability, or death shall,  in the discretion of  the Committee,

          have  no right  to receive  any benefit  or payment  for existing

          Awards  under the Plan.  Any outstanding Award shall terminate on the Participant's  Separation Date; provided,  however, that  the

          Committee, in its sole discretion, may permit the exercise of any outstanding Award after the Participant's Separation Date, but in no  event beyond  the earlier  of (a) three  (3) months  from the

          Participant's Separation  Date or (b) the expiration  date of the

          Award, to the extent exercisable on such Participant's Separation

          Date.

               5.2  Death of a Participant.  In the event of the death of a

          Participant prior to the exercise of all Incentive Stock Options,

          Nonqualified Stock Options, and Stock Appreciation Rights granted

          to  such   Participant,   the  administrator   of  the   deceased

          Participant's estate, the executor under his will,  or the person or  persons to whom the Options  or SAR's shall have been validly transferred  by such  executor or  administrator pursuant  to the will or laws of intestate succession shall have the right, within thirty-six (36) months from the date of such Participant's death,

          but not beyond  the expiration date of  the Options or  SAR's, to exercise  such Options or SAR's to the extent exercisable on such

          Participant's Separation Date.

               5.3  Retirement.   (a) In the event  of the termination of a

          Participant's  employment  due to  his  retirement  prior to  the

          exercise  of   all  Incentive   Stock  Options  granted   to  the

          Participant, such Participant shall  have the right, within three

          (3)  months of his Separation Date, but not beyond the expiration date of such Options, to exercise such Incentive Stock Options to the extent exercisable on his Separation Date.

                    (b)  In the event of the termination of a Participant's

          employment due to  his retirement  prior to the  exercise of  all

          Nonqualified Stock  Options or Stock Appreciation  Rights granted to the Participant, such Participant shall have the right, within thirty-six (36) months of his Separation Date, but not beyond the expiration date of such Nonqualified Stock Options or SAR's, to exercise such Nonqualified Stock Options or SAR's to the extent exercisable on his Separation Date.

               5.4  Disability.   (a) In the event of  the termination of a

          Participant's employment due to  Disability prior to the exercise of all Incentive Stock Options  granted to the Participant,  such

          Participant  or his  legal representative  shall have  the right,

          within  twelve (12) months of his Separation Date, but not beyond the  expiration date of such Incentive Stock Options, to exercise such Incentive  Stock Options  to the  extent exercisable  on his

          Separation Date.

                    (b)  In the event of the termination of a Participant's

          employment  due  to  Disability  prior  to  the  exercise of  all

          Nonqualified  Stock Options and Stock Appreciation Rights granted to the Participant, such  Participant or his legal representative shall  have  the  right, within  thirty-six  (36)  months  of his

          Separation  Date,  but not  beyond  the expiration  date  of such

          Nonqualified   Stock   Options  or   SAR's,   to   exercise  such

          Nonqualified Stock Options or SAR's  to the extent exercisable on his Separation Date.



                                      ARTICLE VI

               6.1  Limitation of  Shares of  Common Stock  Available under

          the  Plan.    (a) The total  number  of  shares  of Common  Stock

          available  to  be  granted by  the  Committee  as  Awards to  the

          Participants under the Plan shall not exceed 3,000,000 shares.

                    (b)  The  total  number   of  shares  available   under

          Section 6.1(a) shall be reduced  from time to time in  the manner specified:

                         (1)  Incentive  Stock   Options  and  Nonqualified

          Stock  Options -  The  grant of  an  Incentive Stock  Option  and

          Nonqualified Stock  Option shall  reduce the available  shares by the number of shares subject to such Option.

                         (2)  Stock  Appreciation  Rights  -  The  grant of

          Stock Appreciation  Rights shall  reduce the available  shares by the number  of SAR's  granted;  provided, however,  if SAR's  are granted  in conjunction with an  Option and the  exercise of such

          Option would cancel  the SAR's and vice versa,  then the grant of the SAR's will only reduce the amount available by the excess, if any,  of the number  of SAR's granted  over the  number of shares subjected to the related Option.

                         (3)  Restricted  Stock -  The grant  of Restricted

          Stock shall reduce the  available shares by the number  of shares of Restricted Stock granted.

                    (c)  The  total  number   of  shares  available   under

          Section 6.1(a) shall be increased from time to time in the manner specified:

                         (1)  Incentive  Stock   Options  and  Nonqualified

          Stock Options - The  lapse or cancellation of an  Incentive Stock

          Option or Nonqualified Stock  Option shall increase the available shares  by  the  number  of  shares released  from  such  Option;

          provided, however, in the event the cancellation of an Option is due to the exercise of SAR's related to such Option, the cancellation  of  such  Option  shall only  increase  the  amount available by the excess, if any, of the number of shares released from such Option over the number of SAR's exercised.

                         (2)  Stock  Appreciation  Rights  -  The  lapse or

          cancellation  of  Stock Appreciation  Rights  shall increase  the available  shares by  the  number of  SAR's  which lapse  or  are cancelled; provided,  however, in  the event the  cancellation of such SAR's  is due to the  exercise of an Option  related to such

          SAR's,  the cancellation  of such SAR's  shall only  increase the available shares by  the excess, if any,  of the number of  SAR's cancelled  over the number of shares delivered on the exercise of such Option.

                         (3)  Restricted   Shares   -   The  reversion   of

          Restricted Stock to the  Company due to the breach  or occurrence of a restriction or  condition on such shares shall  increase the available  shares by  the number  of  shares of  Restricted Stock reverted.



                                     ARTICLE VII

               7.1  Adjustment Upon Changes in  Capitalization.  The  total number of shares of  Common Stock available for Awards  under the

          Plan  or allocable to  any individual Participant,  the number of shares  of  Common  Stock  subject to  outstanding  Options,  the exercise price for such Options, the number of outstanding SAR's,

          and the Base Value of such SAR's shall be appropriately adjusted by the Committee or any increase or decrease in the number of outstanding  shares  of  Common  Stock  resulting  from  a  stock

          dividend,    subdivision   or    combination   of    shares,   or

          reclassification.  In the  event of a merger or  consolidation of the Company  or a tender  offer for  shares of Common  Stock, the

          Committee may  make such adjustments with respect to Awards under the Plan  and take  such other  action as it  deems necessary  or appropriate  to  reflect, or  in  anticipation  of, such  merger,

          consolidation, or tender offer,  including without limitation the substitution  of new  Awards,  the termination  or adjustment  of outstanding Awards, the acceleration of Awards, or the removal of limitations or restrictions on outstanding Awards.



                                     ARTICLE VIII

               8.1  Withholding  Taxes.   The  Company  of the  Participant

          shall deduct from  all payments and  distributions in cash  under the Plan any taxes required to be withheld for federal, state, or local governments.  In the event distributions are made in shares of Common Stock, the Company shall retain the value of sufficient shares to  equal the amount of the tax required to be withheld in respect of such distributions.

               8.2  Employment.   The establishment of the  Plan and Awards

          hereunder shall not be construed as conferring on any Participant any right  to continued  employment, and  the  employment of  any

          Participant may be terminated without regard  to the effect which such action might have upon him as a Participant.

               8.3  Non-Alienation of Benefits.  Other than as specifically provided  with regard to the  death of a  Participant, no benefit under  the Plan shall be  subject in any  manner to anticipation,

          alienation, sale, transfer,  assignment, pledge, encumbrance,  or

          charge,  excluding  the  use  of  Options  under   this  Plan  as

          collateral  in exercising  such Options.   Any  attempt to  do so

          shall be null and void.  No such benefits shall, prior to receipt thereof  by the  Participant,  be in  any  manner liable  for  or subject  to the  debts,  contracts,  liabilities, engagement,  or torts of the Participant.

               8.4  Non-Alienation of  Election  or Exercise  Rights.    No

          election   as  to   benefits  or   exercise  of   Options,  Stock

          Appreciation  Rights,  or other  rights  may  be  made  during  a

          Participant's lifetime by anyone other than the Participant.

               8.5  Amendment, Modification,  and Termination of  the Plan.

          The Board  of Directors, at  any time,  may terminate and  in any respect amend or modify the Plan; provided, however, that no such action  by  the  Board  of Directors,  without  approval  of  the

          Company's shareholders, may:

                    (a)  Increase  the  total number  of  shares of  Common

          Stock available under the Plan;

                    (b)  withdraw the  administration of the Plan  from the

          Committee;

                    (c)  permit any person to participate in the Plan while

          a member of the Committee;

                    (d)  materially  increase  the  benefits   accruing  to

          Participants under the Plan; or

                    (e)  materially   modify   the   requirements   as   to

          eligibility for participation in the Plan.

               Except as provided in Sections 4.1(c) and 7.1, no amendment,

          modification, or  termination of  the Plan  shall  in any  manner adversely affect the  rights of  any Participant  under the  Plan without the consent of such Participant.

               8.6  Indemnification.    Each  person who  is or  shall have

          been a member of the Committee or of the Board of Directors shall be  indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably  incurred by him in  connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act  under the Plan and  against and from any  and all amounts paid by him in satisfaction of judgment in any such action, suit,

          or proceeding against him.  Such person shall give the Company an opportunity,  at its own expense,  to handle and  defend the same before he  undertakes to handle and defend  it on his own behalf.

          The foregoing right of indemnification shall not be  exclusive of any  other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws,

          as a matter  of law, or otherwise, or any  power that the Company may have to indemnify them or hold them harmless.

               8.7  Reliance on Reports.   Each member of the Committee and

          each member of the Board of Directors shall be fully justified in relying  or acting  in good  faith upon  any  report made  by the independent public  accountants of the Company  and any Employing

          Company and  upon any  other information furnished  in connection with the Plan by any person or persons other than himself.  In no event shall any person who is or shall have been  a member of the

          Committee  or   the  Board  of   Directors  be  liable   for  any

          determination made or other  action taken or any omission  to act in reliance upon any such report or information or for any action taken,  including the  furnishing of  information, or  failure to act, if in good faith.

               8.8  Governing Law.   To the extent  that federal law  shall

          not  be held  to have  preempted local  law,  this Plan  shall be governed by the laws of the  State of Delaware.  If any provision of the Plan shall be held invalid or unenforceable, the remaining provisions hereof shall continue in full force and effect.

               IN  WITNESS WHEREOF,  the  Company has  caused The  Southern

          Company  Executive  Stock   Plan  to  be  executed  by  its  duly

          authorized  officers  pursuant to  resolutions  of  the Board  of

          Directors  this 7th  day  of  December,  1987,  to  be  effective

          December 7, 1987.

                                        THE SOUTHERN COMPANY


                                        By:
                                             Edward L. Addison
                                             President

          Attest:

          By:
               Tommy Chisholm
               Secretary

                    [CORPORATE SEAL]

                       FIRST AMENDMENT TO THE SOUTHERN COMPANY
                                 EXECUTIVE STOCK PLAN


               WHEREAS, the Board of Directors of The Southern Company (hereinafter referred to as the "Company") heretofore established The Southern Company Executive Stock Plan (hereinafter referred to as the "Plan") for the purpose of (a) maximizing the long-term success of The Southern Company, (b) ensuring a balanced emphasis on both current and long-term performance, and (c) enhancing participants' identification with shareholders' interests, and
          (d) facilitating the attraction and retention of key individuals with outstanding ability; and

               WHEREAS, it is anticipated that the Board of Directors of Southern Nuclear Operating Company will adopt the terms and provisions of the Plan effective upon the date of such resolution adopting the Plan; and

               WHEREAS, the Board of Directors of the Company is authorized to include any affiliate or subsidiary of the Company under the Plan as an "Employing Company" pursuant to Section 1.2(k) of the Plan; and

               WHEREAS, the Board of Directors of the Company is authorized pursuant to Section 8.5 of the Plan to amend the Plan.

               NOW, THEREFORE, effective as stated herein, the Board of Directors of the Company hereby amends the Plan as follows:

                                          I.

               Section 1.2(k) of the Plan shall be amended by deleting said
          Section in its entirety and substituting therefor the following language to be effective upon the adoption of the terms and provisions of the Plan by the Board of Directors of Southern Nuclear Operating Company:

                    (k) "Employing Company" shall mean any affiliate or subsidiary (direct or indirect) of the Company, which the Board of Directors may from time to time determine to bring under the Plan and which shall adopt the Plan, and any successor of any of them.

                    The Employing Companies are:

                         Alabama Power Company
                         Georgia Power Company
                         Gulf Power Company
                         Mississippi Power Company
                         Savannah Electric and Power Company
                         Southern Company Services, Inc.
                         Southern Electric International, Inc.
                         Southern Nuclear Operating Company

                                         II.

               Except as amended herein by this First Amendment, the Plan shall remain in full force and effect as adopted by the Company prior to the adoption of this First Amendment.

               IN WITNESS WHEREOF, The Southern Company, through its authorized officers, has adopted this First Amendment to The Southern Company Executive Stock Plan this 18th day of July, 1989, to be effective as stated herein.


                                             THE SOUTHERN COMPANY



                                             By:
                                                  Edward L. Addison
                                                  President


          Attest:


          By:
               Tommy Chisholm
               Secretary

                    (CORPORATE SEAL)

                                 SECOND AMENDMENT TO
                                 THE SOUTHERN COMPANY
                                 EXECUTIVE STOCK PLAN



               WHEREAS, the Board of Directors of The Southern Company (hereinafter referred to as the "Company") heretofore established The Southern Company Executive Stock Plan (hereinafter referred to as the "Plan") for the purpose of (a) maximizing the long-term success of The Southern Company, (b) ensuring a balanced emphasis on both current and long-term performance, (c) enhancing participants' identification with shareholders' interests, and
          (d) facilitating the attraction and retention of key individuals with outstanding ability; and

               WHEREAS, the Company desires to amend the Plan to clarify the Compensation Committee of the Board of Directors authority to determine who may participate in the Plan; and

               WHEREAS, the Company, through action of its Board of Directors, is authorized pursuant to Section 8.5 of the Plan to amend the Plan at any time.

               NOW THEREFORE, effective January 1, 1995, the Company hereby amends the Plan as follows:

                                          IX

               Amend Section 3.1 of the Plan by deleting said Section in its entirety and substituting the following in lieu thereof:

                    3.1 Eligibility. The Participants in the Plan shall be limited to those Employees, as determined by the Committee, who have a significant impact on the long-term performance and success of the Company. Subject to the terms of the Plan, the Committee shall identify individuals eligible to become Participants in the Plan, select from time to time the Participants to whom Awards shall be granted and shall determine the number of shares to be granted.

                                          X


               Except as amended herein, the Plan shall remain in full force and effect as maintained by the Company prior to the adoption of this Second Amendment.

               IN WITNESS WHEREOF, The Southern Company, through its authorized officers, has adopted this Second Amendment to The
          Southern Company Executive Stock Plan this         day of
                       , 1995, to be effective as of January 1, 1995.


                                             THE SOUTHERN COMPANY



                                             By:
                                               A.W. Dahlberg, President


          ATTEST:



          By:
            Tommy Chisholm, Secretary

                       EXPLANATION OF DIFFERENCES BETWEEN
                  CIRCULATED DOCUMENT AND ELECTRONIC DOCUMENT

Notice of Annual Meeting and Proxy Statement

1. The circulated document is 7 1/2 by 8 1/2 inches. It is printed on recycled white financial paper stock and is paste bound.

2. The type style for the proxy statement is Helvetica. The type size is 10 over 12 point except the table on folio page 11 which is 8 point.

3. Logos on folio pages 1 and 24 are partially printed in PMS 180 ink. The two horizontal lines and the words "TIME:" and "PLACE:" on folio page 24 are printed in PMS 180 ink.

4. Folio page 20 contains the phrase "Printed on Recycled Paper" with the appropriate logo.

5. The phrases "Productivity Improvement Plan" on folio page 9, "Stock Option Grants" on folio page 10, "Incentive Stock Options",
   "Nonqualified Stock Options", and "Stock Appreciation Rights" on folio page 19, "Restricted Stock" on folio page 20, and the last paragraph on folio page 22 are in italics.

                               INDEX OF EXHIBITS

Exhibit
Number -

21A -    Form of Proxy

21B - Form of Proxy - Employee Savings Plan and Employee Stock Ownership Plan Participants